Exhibit 10

Northfield Savings Bank
Employee Savings Plan
(As Amended And Restated Effective January 1, 2006)

Table Of Contents	i

Introduction	1

Article I — Definitions	4

Article II — Eligibility and Participation	17
2.1 Eligibility	17
2.2 Ineligible Employees	17
2.3 Participation	18
2.4 Termination of Participation	18
2.5 Eligibility upon Reemployment	18

Article III — Contributions and Limitations on Contributions	19
3.1 Elective Contributions	19
3.2 Limitations on Elective Contributions	19
3.3 Changes in Elective Contributions	22
3.4 Matching Contributions	22
3.5 Special Contributions	23
3.6 Catch-Up Contributions	23
3.7 Limitation on Matching Contributions	23
3.8 Interest on Excess Contributions	25
3.9 Discretionary Employer Contributions	26
3.10 Payment of Contributions	26
3.11 Rollover Contribution	27
3.12 Section 415 Limits on Contributions	27

Article IV — Vesting and Forfeitures	31
4.1 Vesting	31
4.2 Forfeitures	32
4.3 Vesting upon Reemployment	33

Article V — Trust Fund and Investment FUNDS	34
5.1 Trust Fund	34
5.2 Interim Investments	34
5.3 Account Values	34

Article VI — Investment Directions, Changes of Investment Directions and Transfers Between Investment Funds	36
6.1 Investment Directions	36
6.2 Change of Investment Directions	36
6.3 Transfers Between Investment Funds	36
6.4 Employees Other than Participants	37

Article VII — Payment of Benefits	38
7.1 General	38
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7.2 Spousal Consent Requirements — Optional Forms of Benefit Payments, Loans, Withdrawals, Beneficiaries	39
7.3 Non-Hardship Withdrawals	40
7.4 Hardship Distributions	41
7.5 Distribution of Benefits Following Retirement, Disability or Termination of Service	45
7.6 Optional Forms of Benefit Payment upon Retirement, Disability or Termination of Employment	50
7.7 Designation of Beneficiary	55
7.8 Preretirement Death Benefits	56
7.9 Payments Upon Death	60
7.10 Direct Rollover of Eligible Rollover Distributions	62
7.11 Commencement of Benefits	63
7.12 Minimum Distribution Requirements	64

Article VIII — Loans to Participants	70
8.1 Definitions and Conditions	70
8.2 Loan Amount	70
8.3 Term of Loan	71
8.4 Operational Provisions	71
8.5 Repayments	72
8.6 Default	73
8.7 Coordination of Outstanding Account and Payment of Benefits	74

Article IX — Administration	75
9.1 General Administration of the Plan	75
9.2 Designation of Named Fiduciaries	75
9.3 Responsibilities of Fiduciaries	75
9.4 Plan Administrator	76
9.5 Committee	76
9.6 Powers and Duties of the Committee	77
9.7 Certification of Information	78
9.8 Authorization of Benefit Payments	78
9.9 Payment of Benefits to Legal Custodian	78
9.10 Service in More Than One Fiduciary Capacity	79
9.11 Payment of Expenses	79

Article X — Benefit Claims Procedure	80
10.1 Definition	80
10.2 Claims	80
10.3 Disposition of Claim	80
10.4 Denial of Claim	80
10.5 Right to Full and Fair Review	81
10.6 Time of Review	81
10.7 Final Decision	81

Article XI — Amendment, Termination, and Withdrawal	82
11.1 Amendment and Termination	82
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11.2 Withdrawal from the Trust Fund	82

Article XII — Top-Heavy Plan Provisions	83
12.1 Introduction	83
12.2 Definitions	83
12.3 Minimum Contributions	87
12.4 Impact on Section 415 Maximum Benefits	89
12.5 Vesting	89

Article XIII — Miscellaneous Provisions	90
13.1 No Right to Continued Employment	90
13.2 Merger, Consolidation, or Transfer	90
13.3 Nonalienation of Benefits	90
13.4 Missing Payee	90
13.5 Affiliated Employers	91
13.6 Successor Employer	91
13.7 Return of Employer Contributions	91
13.8 Adoption of Plan by Affiliated Employer	91
13.9 Construction of Language	92
13.10 Headings	92
13.11 Governing Law	92
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Introduction
INTRODUCTION
Effective as of January 1, 1980, Northfield Savings Bank FSB (“Employer”) adopted the Northfield Savings Bank Employee Savings Plan (“1980 Plan”).
Effective as of January 1, 1993, the Employer adopted resolutions wherein RSI Retirement Trust was named successor trustee and the RSI Retirement Trust Agreement and Declaration of Trust (“Agreement”) was adopted.
Effective as of January 1, 1993, the 1980 Plan was amended and restated in its entirety. It incorporated the applicable provisions of the Tax Reform Act of 1986 and subsequent legislation and regulations through the Omnibus Budget Reconciliation Act of 1993. The amended and restated plan became known as the Northfield Savings Bank Employee Savings Plan in RSI Retirement Trust (“1993 Plan”).
The Retirement Plan of Northfield Savings Bank in RSI Retirement Trust (the “Pension Plan”) was merged with and into the 1993 Plan, effective March 31, 1996 (the “Merger Date”), and resulted in the termination of the Pension Plan, effective as of such date. In preparation for the liquidation of the assets of the Pension Plan due to its termination, each participant of the Pension Plan was given the right to elect (a) to transfer the total value of the participant’s accrued benefits under the Pension Plan in the form of a single sum transfer directly to such participant’s account under the 1993 Plan, or (b) if the total value of the participant’s accrued benefits under the Pension Plan was greater than three thousand five hundred dollars ($3,500), to have such amount used to purchase a deferred annuity which would provide for payment of such benefits under any of the available payment forms provided under the Pension Plan prior to its termination, or (c) if the total value of the participant’s accrued benefits under the Pension Plan was less than or equal to three thousand five hundred dollars ($3,500), to have the total value of the participant’s accrued benefits under the Pension Plan paid to the participant in a single lump sum distribution. Effective March 31, 1996, the 1993 Plan was amended to reflect the merger of the plans and provided for the receipt of such transfers.
Effective as of January 1, 1997, the 1993 Plan was amended and restated in its entirety. The amended and restated plan became known as Northfield Savings Bank Employee Savings Plan in RSI Retirement Trust as Amended and Restated Effective January 1, 1997 and as Further Amended Through February 16, 1999 (“Prior 1997 Plan”).
Effective as of June 1, 2000, the Employer adopted resolutions wherein RSGroup Trust Company (“RTC”) was named successor trustee and the Trust Agreement between the Employer and RTC (“Trust Agreement”) was adopted.
Effective as of June 1, 2000, the Prior 1997 Plan was amended and restated in its entirety. The amended and restated plan became known as Northfield Savings Bank Employee Savings Plan (“Prior Plan”).
Effective at the close of business on December 31, 2002, the Employer will acquire Liberty Bank (“Liberty”). Liberty maintains the Liberty Bank 401(k) Savings Plan (“Liberty Plan”) which
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Introduction
will be frozen on the later of January 1, 2003 or December 31, 2002 (“acquisition date”). In connection with such acquisition, any employee of Liberty who is a participant in the Liberty Plan on December 31, 2002 and who becomes an Employee of the Employer on January 1, 2003 shall become a Participant in the Plan on January 1, 2003, provided he is not ineligible to participate in accordance with Section 2.2. All employment with Liberty shall be deemed employment with the Employer for eligibility and vesting purposes under the Plan, for any employee employed by Liberty on December 31, 2002 who becomes an Employee of the Employer on January 1, 2003.
Effective on or about May 21, 2003 (“Plan Merger Date”), the Former Liberty Bank 401(k) Savings Plan is merged with and into the Plan and all assets and liabilities of the Former Liberty Bank 401(k) Savings Plan are transferred into the Plan. As of such date, the “matching contribution account” of a participant under the Former Liberty Bank 401(k) Savings Plan shall be held in the Prior Employer Matching Contribution Account established on behalf of the Former Liberty Bank Employee under this Plan. The other amounts transferred on behalf of each former participant of the Former Liberty Bank 401(k) Savings Plan are transferred into Accounts, established on behalf of each such individual under this Plan, based on the original designation of such amounts as “before-tax contributions” and “rollover contributions.”
Effective as of January 1, 2006, the Prior Plan was amended and restated in its entirety. The amended and restated plan shall be known as Northfield Savings Bank Employee Savings Plan As Amended and Restated effective January 1, 2006 (“Plan”), shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Trust Agreement which are incorporated herein and made a part hereof.
The Plan as amended and restated hereunder incorporates a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (“Code”).
The Plan shall constitute a profit-sharing plan within the meaning of Section 401(a) of the Code, without regard to current or accumulated profits of the Employer, as provided in Section 401(a)(27) of the Code.
The Plan complies with all Internal Revenue Service legislation and regulations issued to date, including the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), as provided for under Internal Revenue Service Notice 2001-57, final regulations under Code Section 401(a)(9), IRS procedural guidance (Notice 2005-5) addressing required “automatic rollovers” under Section 401(a)(31)(B) of the Code and Roth Contributions under Code Section 402A.
Subject to any amendments that may subsequently be adopted by the Employer prior to his Termination of Service, the provisions set forth in this Plan shall apply to an Employee who is in the employment of the Employer on or after January 1, 2006. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to January 1, 2006, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant’s termination of employment.
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Introduction
The Employer has herein restated the Plan with the intention that (i) the Plan shall at all times be qualified under Section 401(a) of the Code, (ii) the Trust Agreement shall be tax-exempt under Section 501(a) of the Code, and (iii) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan and the Trust Agreement shall be construed to effectuate such intentions.
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Article I —
Definitions
ARTICLE I —
DEFINITIONS
The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.
1.1	Accounts means the Participant After-Tax Contribution Account, Before-Tax Contribution Account (including Special Contributions and Catch-Up Contributions, if any, and “elective deferral contributions,” “qualified nonelective contributions” and “qualified matching contributions” under the Prior Plan as in effect prior to January 1, 1993, if any), Matching Contribution Account, Discretionary Employer Contribution Account, Roth Contribution Account (including Catch-Up Contributions), if any) if implemented, upon approval by the Employer, Rollover Contribution Account, Prior Pension Plan Contribution Account and Prior Employer Matching Contribution Account established under the Plan on behalf of an Employee.

1.2	Actual Contribution Percentage means the ratio (expressed as a percentage) of the Matching Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee’s compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee’s compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of two hundred twenty thousand dollars ($220,000) for the 2006 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

1.3	Actual Deferral Percentage means the ratio (expressed as a percentage) of the sum of Before-Tax Contributions, Roth Contributions, if implemented, upon approval by the Employer, and those Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee’s compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee’s compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of two hundred twenty thousand dollars ($220,000) for the 2006 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

1.4	Affiliated Employer means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all
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Article I —
Definitions
Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

1.5	Affiliated Service means employment with an employer during the period that such employer is an Affiliated Employer.

1.6	Average Actual Contribution Percentage means the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.7	Average Actual Deferral Percentage means the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.8	Before-Tax Contribution Account means the separate, individual account established on behalf of a Participant to which Before-Tax Contributions, Special Contributions, Catch-Up Contributions if any, and “elective deferral contributions”, “qualified nonelective contributions” and “qualified matching contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, made on his behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. A Participant’s Before-Tax Contribution Account shall include amounts, if any, transferred from the Participant’s “before-tax contribution account” under the Liberty Bank 401(k) Savings Plan.

1.9	Before-Tax Contributions means the contributions of the Employer made in accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1.

1.10	Beneficiary means any person who is receiving or is eligible to receive a benefit under Section 7.8 or 7.9 of the Plan upon the death of an Employee or former Employee.

1.11	Board means the board of trustees, directors or other governing body of the Sponsoring Employer.

1.12	Catch-Up Contributions means additional elective deferrals made by an eligible Participant pursuant to Section 3.6.

1.13	Code means the Internal Revenue Code of 1986, as amended from time to time.

1.14	Committee means the person or persons appointed by the Employer in accordance with Section 9.2(b).

1.15	Compensation means with respect to a Plan Year, the base compensation receivable by an Employee from the Employer for the calendar year prior to any reduction pursuant to a Compensation Reduction Agreement. Base compensation shall include salary, Before-Tax Contributions, wages and wage continuation payments to an Employee who is absent
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Article I —
Definitions
due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the employer under Section 125 of the Code pursuant to a salary reduction agreement entered into by the Participant under Section 125 of the Code, or elective amounts that are not includable in the gross income of the employee by reason of Section 132(f)(4) of the Code, and exclude overtime, commissions, expense allowances, severance pay, fees, bonuses, contributions other than Before-Tax Contributions made by the Employer to the Plan, and contributions made by the Employer to any other pension, insurance, welfare, or other employee benefit plan other than a Section 125 plan.

Compensation shall not exceed two hundred twenty thousand dollars ($220,000) for the 2006 Plan Year and thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. For purposes of this Section 1.15, if the Plan Year in which a Participant’s Compensation is being made is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the adjusted amount, prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code, for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation.

1.16	Compensation Reduction Agreement means an agreement between the Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during the applicable payroll period by an amount equal to any whole percentage thereof, to the extent provided in Section 3.1, and the Employer agrees to contribute to the Trust Fund, on behalf of such Eligible Employee, an amount equal to the specified reduction in Compensation.

1.17	Computation Period means the twelve (12) consecutive month period commencing with the Employee’s Employment Commencement Date and any subsequent anniversary date thereof.

1.18	Disability means a physical or mental condition, determined after review of those medical reports deemed satisfactory for this purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on his education, training and experience.

1.19	Discretionary Employer Contribution Account means the separate, individual account established on behalf of an Eligible Employee to which Discretionary Employer Contributions, if any, are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account, as well as any losses, depreciation, or expenses allocable to amounts credited to such account.

1.20	Discretionary Employer Contributions means the amounts, if any, contributed by the Employer on behalf of an Eligible Employee, pursuant to Section 3.9.
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Article I —
Definitions
1.21	Early Retirement Date means the first day of any month coincident with or following the date the Participant incurs a Termination of Service after his attainment of age fifty-five (55).

1.22	Effective Date means January 1, 1980.

1.23	Elective Contributions means, with respect to any taxable year, the sum of Before-Tax Contributions and Roth Contributions, if implemented, upon approval by the Employer, as set forth under Section 3.1.

1.24	Eligible Employee means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.

1.25	Employee means any person employed by the Employer.

1.26	Employer means Northfield Savings Bank and any Participating Affiliate or any successor organization which shall continue to maintain the Plan set forth herein.

1.27	Employer Resolutions means resolutions adopted by the Board.

1.28	Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.

1.29	ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.30	Forfeitures means any amounts forfeited pursuant to Section 4.2.

1.31	Former Liberty Bank means Liberty Bank, which is merged with and into the Northfield Savings Bank at the close of business on December 31, 2002.

1.32	Former Liberty Bank Employee means any individual who is employed by the Former Liberty Bank on December 31, 2002 and who becomes an Employee of the Employer on January 1, 2003 in connection with the merger of the Former Liberty Bank with and into the Employer.

1.33	Former Liberty Bank 401(k) Savings Plan means the 401(k) plan maintained by the Former Liberty Bank prior to December 31, 2002 and thereafter maintained by the Employer.

1.34	Hardship means the condition described in Section 7.4.

1.35	Highly Compensated Employee means, with respect to a Plan Year, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:
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Article I —
Definitions
(a)	during the Plan Year immediately preceding the Plan Year for which a determination is being made, received compensation as defined under Section 414(q)(4) of the Code (“Section 414(q) Compensation”) from the Employer, in excess of one hundred thousand dollars ($100,000) for 2006, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or

(b)	at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(2) of the Code.
For purposes of subsection (a) above, Section 414(q) Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125, 132(f)(4) or 457 of the Code.

Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a) or (b) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee’s attainment of age fifty-five (55).

1.36	Hour of Service means the following:
(a)	each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

(b)	each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as but not limited to vacation, sickness or disability) other than for the performance of duties (irrespective of whether the employment relationship has terminated). These hours shall be credited to the Employee for the computation period or periods in which the nonperformance of duties occur; and

(c)	each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made. These same Hours of Service shall not be credited under both subsection (a) or subsection (b), and under this subsection (c).
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Article I —
Definitions
(d)	Hours of Service shall be computed and credited in accordance with Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by reference.

(e)	Hours of Service shall include Affiliated Service.
Hours of Service for Employees for whom records of hours are not maintained shall be determined on the assumption that each Employee has completed forty-five (45) Hours of Service per week for each week in which he would be required to be credited with at least one (1) Hour of Service.

1.37	Investment Funds means any and all of the Plan investment funds established for the purpose of investing contributions made to the Trust Fund in accordance with the provisions of the Trust Agreement. The property in which contributions to the Investment Funds may be invested shall be specified in the Trust Agreement and the rights of the Trustee shall be established in accordance with the provisions of such Trust Agreement.

1.38	Leased Employee means any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person (“leasing organization”), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of and control by the Employer or any Affiliated Employer. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows: a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a participant in a money purchase pension plan providing (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, however, including amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee’s gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, and including elective amounts that are excludable from the gross income of an Employee by reason of Section 132(f)(4) of the Code; (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer’s Non-Highly Compensated Employees.

1.39	Matching Contribution Account means the separate, individual account established on behalf of a Participant to which the Matching Contributions and “matching contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, made on such Participant’s behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.40	Matching Contributions means the contributions made by the Employer pursuant to Section 3.4.
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Article I —
Definitions
1.41	Named Fiduciaries means the Trustee and the Committee designated by the Sponsoring Employer to control and manage the operation and administration of the Plan.

1.42	Net Value means the value of an Employee’s Accounts as determined as of the Valuation Date coincident with or next following the event requiring such determination.

1.43	Non-Highly Compensated Employee means, with respect to a Plan Year, an Employee who is not a Highly Compensated Employee.

1.44	Normal Retirement Age means the date an Employee attains age sixty-five (65).

1.45	Normal Retirement Date means the first day of the month coincident with or next following the Participant’s Normal Retirement Age.

1.46	One Year Period of Severance means a twelve (12) consecutive month period following an Employee’s Termination of Service with the Employer during which the Employee did not perform an Hour of Service. Notwithstanding the foregoing, if an Employee’s Employment Commencement Date occurred prior to January 1, 1993, such Employee incurs a termination of service (as defined in the Prior Plan as in effect prior to January 1, 1993) during the Computation Period commencing immediately prior to the January 1, 1993, such Employee’s One Year Period of Severance shall be deemed to have commenced as of the first day following the last day of such Computation Period.

Prior to January 1, 1993, a One Year Period of Severance meant, solely for purposes of determining a Participant’s vested percentage, a Plan Year during which the Employee did not complete at least five hundred and one (501) Hours of Service.

Notwithstanding the foregoing, if an Employee is absent from employment for maternity or paternity reasons, such absence during the twenty-four (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An absence from employment for maternity or paternity reasons means an absence (a) by reason of pregnancy of the Employee, or (b) by reason of a birth of a child of the Employee, or (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.47	Participant means an Eligible Employee who participates in accordance with the provisions of Section 2.3, and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.

1.48	Participant After-Tax Contribution Account means that separate, individual account established on behalf of a Participant who was a participant in the Prior Plan as in effect prior to January 1, 1993, to which such Participant’s “employee contributions” and “prior employee contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Prior to
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Article I—-
Definitions
the Plan Merger Date, this Account was known as the Prior Plan Employee Contribution Account as set forth under Section 1.63.

1.49	Participant After-Tax Contributions means the “employee contributions” and “prior employee contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, contributed by a Participant who was a participant in the Prior Plan prior to January 1, 1993. Such contributions were made on a post-tax basis. Prior to the Plan Merger Date, these contributions were known as the Prior Plan Employee Contributions as set forth under Section 1.64.

1.50	Participating Affiliate means any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Sponsoring Employer is a member and any unincorporated trade or business that is a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code) of which the Sponsoring Employer is a member, which, with the prior approval of the Sponsoring Employer and subject to such terms and conditions as may be imposed by such Sponsoring Employer, shall adopt this Plan in accordance with the provisions of Section 13.8. Such entity shall continue to be a Participating Affiliate until such entity terminates its participation in the Plan in accordance with Section 13.8.

1.51	Pension Plan means The Retirement Plan of Northfield Savings Bank in RSI Retirement Trust, as amended through March 31, 1996.

1.52	Period of Service means the following:
(a)	if an Employee’s Employment Commencement Date occurred prior to January 1, 1993, the sum of:
(i)	the number of years of service credited to such Employee as of December 31, 1992 under the provisions of the Prior Plan as in effect prior to January 1, 1993; and

(ii)	the period commencing with January 1, 1993 and ending on the date such Employee first incurs a Termination of Service.
(b)	if an Employee’s Employment Commencement Date occurs subsequent to December 31, 1991 and prior to January 1, 1993 and if such Employee was employed by the Employer on January 1, 1993, the period commencing with January 1, 1993 and ending on the date such Employee first incurs a Termination of Service. Notwithstanding the foregoing, and solely for purposes of determining a Participant’s vested percentage, if such Employee completed at least one thousand (1,000) Hours of Service during the twelve (12) month period commencing with his Employment Commencement Date, his Period of Service shall be credited with an additional year.
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Article I —
Definitions
(c)	if an Employee’s Employment Commencement Date occurs on or after January 1, 1993, the period commencing with the Employee’s Employment Commencement Date and ending on the date such Employee first incurs a Termination of Service.

(d)	if an Employee is a Former Liberty Bank Employee, Period of Service shall include the period of service commencing with such Employee’s employment commencement date with the Former Liberty Bank and ending on the day immediately prior to such Employee’s Employment Commencement Date.
Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 1.46 shall not be included in determining a Period of Service.
A period after January 1, 1993 during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:
(A)	such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one (1) year after such Termination of Service; or

(B)	such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.
All Periods of Service not disregarded under Section 4.3 shall be aggregated.

Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by three hundred sixty-five (365) and disregarding any fractional remainder.

1.53	Plan means the Northfield Savings Bank Employee Savings Plan, as herein restated and as it may be amended from time to time.

1.54	Plan Administrator means the person or persons who have been designated as such by the Employer in accordance with the provisions of Section 9.4.

1.55	Plan Merger Date means the date the Former Liberty Bank 401(k) Savings Plan is merged with and into the Plan.

1.56	Plan Year means the calendar year.

1.57	Postponed Retirement Date means the first day of the month coincident with or next following a Participant’s date of actual retirement which occurs after his Normal Retirement Date.

1.58	Prior Employer Matching Contribution Account means the separate, individual account established on behalf of an Employee who was a participant in the Former Liberty Bank
Northfield Savings Bank

Article I —
Definitions
401(k) Savings Plan to which amounts, if any, transferred from the “matching contribution account” under the Former Liberty Bank 401(k) Savings Plan are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.59	Prior Employer Matching Contributions means the “matching contributions” made on behalf of an Employee who was a participant in the Former Liberty Bank 401(k) Savings Plan.

1.60	Prior Pension Plan Contribution Account means the separate, individual account established on behalf of an Employee who was a participant in the Pension Plan to which amounts transferred from the Pension Plan in connection with the termination of the Pension Plan are credited, together with all earnings and appreciation thereon, and against which are charged any distributions made from such account and any losses, depreciation or expenses.

1.61	Prior Pension Plan Contributions means amounts transferred, at the election of an Employee who was a participant in the Pension Plan, directly from the Pension Plan in connection with the termination of such plan.

1.62	Prior Plan means the Northfield Savings Bank Employee Savings Plan as in effect on the date immediately preceding the Restatement Date.

1.63	Prior Plan Employee Contribution Account means that separate, individual account established on behalf of a Participant who was a participant in the Prior Plan as in effect prior to January 1, 1993, to which such Participant’s “employee contributions” and “prior employee contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Commencing on the Plan Merger Date, the Prior Plan Employee Contribution Account shall be renamed as the Participant After-Tax Contribution Account, as set forth under Section 1.48.

1.64	Prior Plan Employee Contributions means the “employee contributions” and “prior employee contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, contributed by a Participant who was a participant in the Prior Plan prior to January 1, 1993. Such contributions were made on a post-tax basis. Commencing on the Plan Merger Date, Prior Plan Employee Contributions shall be renamed as Participant After-Tax Contributions, as set forth under Section 1.49.

1.65	Prior Plan Employer Contribution Account means that separate, individual account established on behalf of a Participant who was a participant in the Prior Plan as in effect prior to January 1, 1993, to which such Participant’s “nonelective contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans
Northfield Savings Bank

Article I —
Definitions
and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Commencing on the Plan Merger Date, there is no Prior Plan Employer Contribution Account under the Plan.

1.66	Prior Plan Employer Contributions means the “nonelective contributions” under the Prior Plan as in effect prior to January 1, 1993, if any, made on behalf of a Participant who was a participant in the Prior Plan, prior to January 1, 1993. Commencing on the Plan Merger Date, there are no Prior Plan Employer Contributions under the Plan.

1.67	Qualified Nonelective Contributions means contributions, other than Matching Contributions and Discretionary Employer Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are one hundred percent (100%) nonforfeitable when made; and (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:
(i)	the Participant’s death, Disability or separation from service for other reasons;

(ii)	the Participant’s attainment of age fifty-nine and one-half (59-1/2); or

(iii)	termination of the Plan.
Special Contributions defined under Section 1.74 are Qualified Nonelective Contributions.

1.68	Restatement Date means January 1, 2006.

1.69	Retirement Date means the Participant’s Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.

1.70	Rollover Contribution means (a) a contribution to the Plan of money received by an Employee from a qualified plan, or (b) a contribution to the Plan of money transferred directly from another qualified plan on behalf of the Employee, which the Code permits to be rolled over into the Plan. The Plan will additionally accept eligible rollover contributions and/or direct rollovers of distributions from (i) an annuity contract described in Section 403(b) of the Code (excluding after-tax Employee contributions); (ii) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; (iii) the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code that is eligible to be rolled over and would otherwise be included in gross income; and (iv) a designated Roth Code Section 401(k) or Code Section 403(b) account under another qualified plan or from a Roth IRA.

1.71	Rollover Contribution Account means the separate, individual account established on behalf of an Employee to which his Rollover Contributions and any amounts transferred, at the election of such Employee, directly from the Pension Plan in connection with the
Northfield Savings Bank

Article I —
Definitions
termination of the Pension Plan are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. An Employee’s Rollover Contribution Account shall include amounts, if any, transferred from the Participant’s “rollover contribution account” under the Liberty Bank 401(k) Savings Plan. Commencing on the Plan Merger Date, any amounts previously transferred from the Pension Plan together with all earnings and appreciation thereon, less any withdrawals, loans and other distributions and less any losses, depreciation or expenses shall thereafter be maintained as the Prior Pension Plan Contribution Account established on behalf of such Employee.

1.72	Roth Contribution Account means, if implemented, upon approval by the Employer, the separate, individual account established on behalf of a Participant to which Roth Contributions and Catch-Up Contributions, if any, made by the Participant are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account. Earnings and appreciation credited on Roth Contributions are before-tax amounts.

1.73	Roth Contributions means, if implemented, upon approval by the Employer, the after-tax contributions made in accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1.

1.74	Special Contributions means the contributions made by the Employer pursuant to Section 3.5. Special Contributions are Qualified Nonelective Contributions as defined under Section 1.67.

1.75	Sponsoring Employer means Northfield Savings Bank or any successor organization which shall continue to maintain the Plan set forth herein.

1.76	Spouse means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.

1.77	Termination of Service means the earlier of (a) the date on which an Employee’s service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee’s active service ceases for any other reason.

Service in the Armed Forces of the United States of America shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (ii) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in
Northfield Savings Bank

Article I —
Definitions
accordance with seniority rights as protected under the laws of the United States of America. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and calculation of Periods of Service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.

Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section 1.46 shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.

1.78	Trust Agreement means the agreement or agreements between the Employer and a Trustee pursuant to which the Trust Fund shall be held in trust.

1.79	Trustee means the RSGroup Trust Company, Portland, Maine, or any successor trustee of the Plan.

1.80	Trust Fund means the Plan assets held in accordance with the Trust Agreement.

1.81	Trust Fund Units means the units of measure of an Employee’s proportionate undivided beneficial interest in one or more of the Investment Funds, valued as of the close of business.

1.82	Valuation Date means each business day.
Northfield Savings Bank

Article II —
Eligibility and Participation
ARTICLE II —
ELIGIBILITY AND PARTICIPATION
2.1	Eligibility
(a)	Every Employee who was a participant in the Prior Plan immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.

(b)	Every other Employee who is not excluded under the provisions of Section 2.2 shall become an Eligible Employee upon satisfying each of the following conditions:
(i)	completion of a Period of Service of one (1) year; and

(ii)	classification as a salaried Employee.
(c)	An employee who was a participant in the Liberty Bank 401(k) Savings Plan on December 31, 2002, and who became an Employee of the Employer on January 1, 2003, was eligible to participate in the Plan on January 1, 2003, provided such Employee was not excluded under the provisions of Section 2.2.

(d)	For purposes of determining if an Employee completed a Period of Service of one (1) year, (i) employment with an Affiliated Employer and (ii) effective January 1, 2003, all employment with Liberty Bank, shall be deemed employment with the Employer.

(e)	An Employee who otherwise satisfies the requirements of this Section 2.1 and who is no longer excluded under the provisions of Section 2.2 shall immediately become an Eligible Employee.
2.2	Ineligible Employees

The following classes of Employees are ineligible to participate in the Plan:
(a)	Employees compensated on an hourly or exclusively on a commission basis;

(b)	Leased Employees; and

(c)	Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan.
2.3	Participation

Participation in the Plan is voluntary with respect to an election for Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the
Northfield Savings Bank

Article II —
Eligibility and Participation
Employer. An Eligible Employee may elect to make Before-Tax Contributions and/or Roth Contributions, if any, in accordance with Section 3.1, as of the first day of any calendar month following satisfaction of the eligibility requirements set forth in Section 2.1. In addition, an Eligible Employee will automatically participate in the Plan upon satisfaction of the eligibility requirements set forth in Section 2.1, with respect to eligibility for (a) Special Contributions in accordance with Section 3.5, or (b) eligibility for Discretionary Employer Contributions in accordance with Section 3.9.

An election for Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, shall be evidenced by completing and filing the form or forms (including electronic forms) prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form or forms shall include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in Section 6.1. By completing and filing such form or forms, the Eligible Employee authorizes the Employer to make the applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Eligible Employee’s election to participate. In the case of Special Contributions and/or Discretionary Employer Contributions, a Participant shall complete a form or forms prescribed by the Committee, designating a Beneficiary and an investment direction as described in Section 6.1.

2.4	Termination of Participation

Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant’s Accounts has been distributed.

2.5	Eligibility upon Reemployment

If an Employee incurs a Termination of Service and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to such Termination of Service. If such former Employee’s Periods of Service prior to his Termination of Service are recredited under this Section 2.5, such former Employee shall be eligible to participate immediately upon the later of the date he satisfies the eligibility requirements of Section 2.1 or the date of his reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
ARTICLE III —
CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS
3.1	Elective Contributions

The Employer shall make Before-Tax Contributions and/or after-tax Roth Contributions, if implemented, upon approval by the Employer, for each payroll period in an amount equal to the amount by which a Participant’s Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.2 and 3.12, the amount of reduction authorized by the Eligible Employee shall be limited to whole percentages of Compensation and shall not be less than two percent (2%) nor greater than fifteen percent (15%). The Before-Tax Contributions made on behalf of a Participant shall be credited to such Participant’s Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan. The Roth Contributions, if any, made by a Participant shall be credited to such Participant’s Roth Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.2	Limitations on Elective Contributions
(a)	The percentage of Elective Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:
(i)	the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

(ii)	the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2), provided, that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations Section issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.
The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
The above subsections (i) and (ii) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).

If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Elective Contributions for a Highly Compensated Employee shall be determined by “leveling” (as hereafter defined), the highest Elective Contributions made by Highly Compensated Employees until the Average Actual Deferral Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, “leveling” means reducing the Elective Contributions of the Highly Compensated Employee with the highest Elective Contribution amount to the extent required to:
(A)	enable the Average Actual Deferral Percentage limitations to be met, or

(B)	cause such Highly Compensated Employee’s Elective Contribution amount to equal the dollar amount of the Elective Contribution of the Highly Compensated Employee with the next highest Elective Contribution amount by distribution of such excess Elective Contributions, as described below, to the Highly Compensated Employee whose Elective Contributions equal the highest dollar amount, and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations. Reduction of Elective Contributions hereunder shall first be made from the Highly Compensated Employee’s Roth Contribution Account, if implemented, upon approval by the Employer, followed by his Before-Tax Contribution Account.

If Elective Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.8, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account and/or Roth Contribution Account, if implemented, upon approval by the Employer, and as applicable, no later than two and one-half (2-1/2) months after the close of such Plan Year.

If Elective Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any Matching Contributions, including any earnings thereon as determined under Section 3.8, that are attributable to Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2.
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
In the event that the Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.2 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan.

If any Highly Compensated Employee is a Participant in two (2) or more cash or deferred arrangements of the Employer, for purposes of determining the Actual Deferral Percentage with respect to such Highly Compensated Employee, all cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement.

(b)	Elective Contributions, as described under Section 3.1, and elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer may be adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code. This Section 3.2(b) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).

No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 3.6, if applicable.

(c)	Elective Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth in subsection (b), such contributions, including any earnings thereon as determined under Section 3.8, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account and/or Roth Contribution Account, if implemented, upon approval by the Employer, and as applicable, no later than April 15th of the calendar year following the close of such Plan Year.

If Elective Contributions during any Plan Year exceed the maximum dollar amount applicable to a Participant as set forth in subsection (b), any Matching Contributions, including any earnings thereon as determined under Section 3.8, that are attributable to Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2.

(d)	Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement may be terminated, amended, or suspended without the consent of any such Participant or Participants in order to comply with the provisions of such subsections (a) and (b).
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
3.3	Changes in Elective Contributions

Unless (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.4(c)(iii), the percentage of Elective Contributions made under Section 3.1 shall continue in effect as long as the Participant has a Compensation Reduction Agreement in force. A Participant may, by completing the applicable form (or electronically), prospectively increase or decrease the rate of Elective Contributions to any of the percentages authorized under Section 3.1 or suspend Elective Contributions without withdrawing from participation in the Plan. Such election must be filed at least ten (10) days prior to the first day of the payroll period with respect to which such change is to become effective. A Participant who has Elective Contributions suspended may resume such contributions by completing and filing the applicable form (or electronically). Not more often than once in any calendar quarter may an election be made which would prospectively increase, decrease, suspend or resume Elective Contributions of a Participant. A Participant may terminate his Elective Contributions at any time. Elective Contributions based on Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date.

3.4	Matching Contributions

(a)	The Employer shall make contributions on behalf of each Participant in an amount that matches the following percentage of such Participant’s Elective Contributions up to a maximum of six percent (6%) of his Compensation:

Percentage Match of Elective
Months of Deferrals	Contributions
Less than 36 months of deferral	50%
36 or more months of deferral	100%
For purposes of this Section 3.4, a “Month of Deferral” means any month in which (i) a Participant has a Compensation Reduction Agreement and (ii) commencing on the Plan Merger Date, an Employee who was a participant in the Former Liberty Bank 401(k) Savings Plan had a compensation reduction agreement, in effect during any portion of such month.

(b)	Matching Contributions shall be credited to the Participant’s Matching Contribution Account and shall be invested in accordance with Article VI of the Plan.

(c)	If a Participant terminates his Elective Contributions, Matching Contributions attributable to such contributions will also cease. If Elective Contributions are suspended, the Matching Contributions attributable to such contributions will be suspended for the same period. Subject to the limitations set forth in subsection (a), if Elective Contributions are increased or decreased, Matching Contributions attributable to such contributions will be increased or decreased during the same
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
period. Matching Contributions for the period during which Elective Contributions had been suspended or decreased may not be made up at a later date.

(d)	Matching Contributions may be reviewed and modified by the Employer’s Board from time to time.
3.5	Special Contributions

In addition to any other contributions, the Employer may, in its discretion, make Special Contributions for a Plan Year to the Before-Tax Contribution Account of any Eligible Employees. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code. The Special Contributions made on behalf of a Participant shall be invested in accordance with Article VI of the Plan.

The Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee’s Compensation for the Plan Year.

Any other provision of the Plan to the contrary notwithstanding, no Matching Contributions shall be made with respect to any Special Contributions.

3.6	Catch-Up Contributions

All Employees who are eligible to make Elective Contributions under this Plan and who have attained age 50 before the close of the Plan Year, shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of Section 414(v) of the Code. Such Catch-Up Contributions shall not be taken into account for purposes of Section 3.2(b) implementing the required limitations of Section 402(g) of the Code and Section 3.12 implementing the required limitations of Section 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-Up Contributions.

Catch-Up Contributions shall be credited to an Employee’s Before-Tax Contribution Account or Roth Contribution Account, if implemented, upon approval by the Employer, and as applicable, and shall be invested in accordance with Article VI of the Plan.

3.7	Limitation on Matching Contributions

The Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly Compensated Employees for the Plan Year shall not exceed the greater of:
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
(a)	the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

(b)	the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2); provided that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.
The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.
The above subsections (a) and (b) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).
If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Matching Contributions for a Highly Compensated Employee shall be determined by “leveling” (as hereafter defined,) the highest Matching Contributions until the Average Actual Contribution Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, “leveling” means reducing the Matching Contributions made on behalf of the Highly Compensated Employee with the highest Matching Contribution amount to the extent required to:
(i)	enable the Average Actual Contribution Percentage limitations to be met, or

(ii)	cause such Highly Compensated Employee’s Matching Contribution amount to equal the dollar amount of the Matching Contribution made on behalf of the Highly Compensated Employee with the next highest Matching Contribution amount, and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.
If Matching Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.8, shall, whether or not vested, be treated as Forfeitures under Section 4.2.
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
In the event that the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.7 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.

If any Highly Compensated Employee is a Participant in two (2) or more plans of the Employer, for purposes of determining the Actual Contribution Percentage with respect to such Highly Compensated Employee, all such plans shall be treated as one (1) plan.

3.8	Interest on Excess Contributions

In the event Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, and/or Matching Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.2(a), 3.2(b) or 3.7 (“Excess Contributions”) and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant (“Allocation Period”) shall be determined in accordance with the provisions of this Section 3.8.

The earnings allocable to excess Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer, for an Allocation Period shall be equal to the sum of (a) plus (b) where (a) and (b) are determined as follows:
(a)	The amount of earnings attributable to the Participant’s Before-Tax Contribution Account and/or Roth Contribution Account, if any, for the Plan Year multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions and/or Roth Contributions, if any, for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant’s Before-Tax Contribution Account and/or Roth Contribution Account, if any, as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Before-Tax Contribution Account and/or Roth Contribution Account, if any, on the Participant’s behalf during such Plan Year.

(b)	The amount of earnings attributable to the Participants Before-Tax Contribution Account and/or Roth Contribution Account, if implemented, upon approval by the Employer, for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions and/or Roth Contributions, if any, made to the Before-Tax Contribution Account and/or Roth Contribution Account, if any, on the Participant’s behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
of which is the Net Value of the Participant’s Before-Tax Contribution Account and/or Roth Contribution Account, if any, on the first day of the Plan Year in which the payment is made to the Participant.
The earnings allocable to excess Matching Contributions for an Allocation Period shall be equal to the sum of (A) and (B) where (A) and (B) are determined as follows:
(A)	The amount of earnings attributable to the Participant’s Matching Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Matching Contributions for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant’s Matching Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Matching Contribution Account on the Participant’s behalf during such Plan Year.

(B)	The amount of earnings attributable to the Participants Matching Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Matching Contributions made to the Matching Contribution Account on the Participant’s behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant’s Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.
3.9	Discretionary Employer Contributions

Subject to the limitations of Section 3.12, the Employer may, in its sole and absolute discretion, make Discretionary Employer Contributions to the Plan for a Plan Year. Discretionary Employer Contributions shall be credited in an amount determined by the Board at the end of each Plan Year, subject to the limitations of Section 3.12, and shall be allocated to each Eligible Employee who is in the employ of the Employer on the last day of the Plan Year, based on the ratio of such Eligible Employee’s Compensation for such Plan Year to the aggregate Compensation during such Plan Year of all Eligible Employees who are in the employ of the Employer on the last day of the Plan Year.

The Discretionary Employer Contributions allocated to each Eligible Employee shall be credited to such Eligible Employee’s Discretionary Employer Contribution Account and shall be invested in accordance with Article VI of the Plan. Any and all withdrawals, distributions or payments from an Eligible Employee’s Discretionary Employer Contribution Account shall be made in accordance with Article VII, or Article VIII of the Plan, whichever is applicable.

3.10	Payment of Contributions

As soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver to the Trustee: (a) the Before-Tax Contributions and/or Roth
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
Contributions, if implemented, upon approval by the Employer, required to be made to the Trust Fund during such payroll period under the applicable Compensation Reduction Agreements, and (b) the amount of all Matching Contributions required to be made to the Trust Fund for such payroll period.

Special Contributions and Discretionary Employer Contributions shall be forwarded by the Employer to the Trustee no later than the time for filing the Employer’s federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.

3.11	Rollover Contribution

Subject to such terms and conditions as may from time to time be established by the Committee and the Trustee, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Trust Fund; provided, however, that such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustee. Rollover Contributions shall be credited to an Employee’s Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.

In connection with the March 31, 1996 termination of the Pension Plan, any amounts transferred directly from the Pension Plan on an Employee’s behalf, pursuant to the participant’s election under the Pension Plan, shall in all respects, be treated as a Rollover Contribution.

3.12	Section 415 Limits on Contributions
(a)	For purposes of this Section 3.12, the following terms and phrases shall have the meanings hereafter ascribed to them:
(i)	“Annual Additions” shall mean the sum of the following amounts credited to a Participant’s Accounts for the Limitation Year: (A) Employer contributions, including Before-Tax Contributions, Matching Contributions and Discretionary Employer Contributions; (B) Roth Contributions, if implemented, upon approval by the Employer, and any other Employee contributions; (C) forfeitures; and (D)(1) amounts allocated to an individual medical account, as defined in Sections 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and (2) amounts derived from contributions, paid or accrued, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions. Annual Additions include the following contributions credited to a Participant’s Accounts for the Limitation Year, regardless of whether such contributions have been distributed to the Participant:
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
(I)	Before-Tax Contributions and/or Roth Contributions, if any, which exceed the limitations set forth in Section 3.2(a);

(II)	Before-Tax Contributions and/or Roth Contributions, if any, made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.2(b); and

(III)	Matching Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.7.
(ii)	“Current Accrued Benefit” shall mean a Participant’s annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant’s Current Accrued Benefit, the following shall be disregarded:
(A)	any change in the terms and conditions of the defined benefit plan after May 5, 1986; and

(B)	any cost of living adjustment occurring after May 5, 1986.
(iii)	“Defined Benefit Plan” and “Defined Contribution Plan” shall have the meanings set forth in Section 415(k) of the Code.

(iv)	“Limitation Year” shall mean the calendar year.

(vii)	“Section 415 Compensation” shall be a Participant’s remuneration as defined in Income Tax Regulations Sections 1.415-2(d)(2), (3) and (6). For purposes of this Section, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.

For purposes of applying the Limitations described in this Section 3.12, compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code.
(b)	For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section 414(m) of the Code) of which the Employer is a member, any leasing
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.
(c)	If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code.

(d)	Except to the extent permitted under Section 3.6, if applicable, the Annual Additions that may be contributed or allocated to a Participant’s Accounts under the Plan for a Limitation Year shall not exceed the lesser of:
(i)	forty thousand dollars ($40,000) as adjusted for increases in the cost-of-living under Section 415(d) of the Code; or

(ii)	one hundred percent (100%) of the Participants Section 415 Compensation for such Limitation Year.
The compensation limit referred to in subsection (ii), above, shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

(e)	If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant’s annual Compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant, or as otherwise permitted by the Internal Revenue Service, the Annual Additions to a Participant’s Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection (d):
(i)	Discretionary Employer Contributions;

(ii)	Before-Tax Contributions and/or Roth Contributions, if implemented, upon approval by the Employer;

(iii)	Special Contributions; and

(iv)	Matching Contributions.
(f)	If the Annual Additions to a Participant’s Accounts for a Limitation Year exceed the limitations set forth in subsection (d) above at the end of a Limitation Year,
Northfield Savings Bank

Article III —
Contributions and Limitations on Contributions
such excess amounts shall not be treated as Annual Additions in such Limitation Year but shall instead be treated in accordance with the following:
(i)	such excess amounts shall be used to reduce the Elective Contributions, Discretionary Employer Contributions, Matching Contributions and/or Special Contributions to be made on behalf of such Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or ceases to be an Eligible Employee during such succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Elective Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year; or

(ii)	such excess amounts may be reduced by the distribution of such Participant’s Elective Contributions to such Participant.
The Employer will, at the end of the Limitation Year in which such excess amounts were made, choose the manner in which to treat such excess amounts on a uniform and nondiscriminatory basis on behalf of all affected Participants. If such excess amounts are reduced by the distribution in subsection (ii), the amounts of such distribution shall not be taken into account for purposes of Sections 3.2(a)(i) and (ii), 3.7(a) and (b), or in determining the limitation in Section 3.2(b). In addition, any Matching Contributions attributable to such amounts shall constitute Forfeitures as described in Section 4.2.
Northfield Savings Bank

Article IV —
Vesting and Forfeitures
ARTICLE IV —
VESTING AND FORFEITURES
4.1	Vesting
(a)	An Employee shall always be fully vested in the Net Value of his Participant After-Tax Contribution Account, the Net Value of his Before-Tax Contribution Account, the Net Value of his Roth Contribution Account, if implemented, upon approval by the Employer, the Net Value of his Rollover Contribution Account, the Net Value of his Discretionary Employer Contribution Account, the Net Value of his Prior Pension Plan Contribution Account, if any and the Net Value of his Prior Employer Matching Contribution Account, if any. Notwithstanding the foregoing, any amount contributed under Section 3.9 in excess of the Compensation, benefits and contribution limitations imposed by the Code shall be treated as a forfeiture in accordance with Section 4.2.

(b)	A Participant shall become fully vested in the Net Value of his Prior Plan Employer Contribution Account, as in effect prior to the Plan Merger Date, and the Net Value of his Matching Contribution Account upon the earlier of such Participant’s (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.

(c)	An Employee who was hired prior to January 1, 1996, and who is not fully vested under subsection (b) shall be vested in the Net Value of his Prior Plan Employer Contribution Account, as in effect prior to the Plan Merger Date, and the Net Value of his Matching Contribution Account in accordance with the following schedule:

Period of Service	Vested Percentage
Less than 2 years	0%
2 or more years	100%
With respect to an Employee hired on or after January 1, 1996, and who is not fully vested under subsection (b), the Net Value of his Matching Contribution Account shall be vested in accordance with the following schedule:

Period of Service	Vested Percentage
Less than 1 year	0%
1 year but less than 2 years	20%
2 years but less than 3 years	40%
3 years but less than 4 years	60%
4 years but less than 5 years	80%
5 or more years	100%
For purposes of determining a Participant’s Period of Service under this subsection (c) and under Section 4.3, (i) employment with an Affiliated Employer
Northfield Savings Bank

Article IV —
Vesting and Forfeitures
and (ii) effective January 1, 2003, all employment with Liberty Bank, shall be deemed employment with the Employer.
For purposes of determining a Participant’s vested percentage of the Net Value of his Prior Plan Employer Contribution Account, as in effect prior to the Plan Merger Date, and the Net Value of his Matching Contribution Account, all Periods of Service shall be included.
(d)	The vested Net Value of a Participant’s Prior Plan Employer Contribution Account, as in effect prior to the Plan Merger Date, and Matching Contribution Account shall be determined as follows:
(i)	the Participant’s Matching Contribution Account and Prior Plan Employer Contribution Account, as in effect prior to the Plan Merger Date, shall first be increased to include (A) that portion of such Accounts which had been previously withdrawn in accordance with Sections 7.3 and 7.4 and (B) that portion of such Accounts which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination;

(ii)	the applicable vested percentage determined in accordance with subsection (c) shall then be applied to such Accounts as determined in accordance with clause (i);

(iii)	the amount determined in accordance with clause (ii) shall then be reduced by (A) that portion of such Accounts which had been previously withdrawn in accordance with Sections 7.3 and 7.4 and (B) that portion of such Accounts which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.
4.2	Forfeitures

If a Participant who is not fully vested in the Net Value of his Accounts terminates employment, the Trust Fund Units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be reallocated as of the last day of the Plan Year to the Matching Contribution Accounts of Participants who are actively employed on the last day of such Plan Year, in the same proportion that the total value of each such Participant’s Accounts bears to the total value of all such Participants’ Accounts as of the last day of the Plan Year. In no event shall Forfeitures be allocated to a Participant’s Roth Contribution Account, if implemented, upon approval by the Employer.

With respect to a Participant’s Discretionary Employer Contribution Account, anything in Section 4.1 to the contrary notwithstanding, any Discretionary Employer Contribution forfeited in accordance with Section 4.1(a) shall be applied to reduce the amount of subsequent Discretionary Employer Contributions otherwise required to be made.

With respect to a Participant’s Matching Contribution Account, anything in Section 4.1 to the contrary notwithstanding, any Matching Contribution forfeited in accordance with the sixth paragraph of Section 3.2(a), the second paragraph of Section 3.2(c), the fifth
Northfield Savings Bank

Article IV —
Vesting and Forfeitures
paragraph of Section 3.6 or the second paragraph of Section 3.12(f) shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.

If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts when the Plan is operating under the Top-Heavy vesting schedule, and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant’s termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.

If a former Participant who is not fully vested in the Net Value of his Accounts elects to defer distribution of his vested account interest or elects to receive installment payments pursuant to Section 7.6(I)(f) when the Plan is operating under the Top-Heavy vesting schedule, the nonvested portion of such former Participant’s Account shall be forfeited as of the date of his Termination of Service; provided, however, that if such former Participant is reemployed before incurring five (5) consecutive One Year Periods of Severance, the nonvested portion of his Accounts shall be reinstated in its entirety, unadjusted by any gains or losses occurring subsequent to the distribution.
4.3	Vesting upon Reemployment
(a)	For purposes of this Section 4.3, “Period of Service” means an Employee’s Period of Service determined in accordance with Section 4.1(c).

(b)	For the purpose of determining a Participant’s vested interest in the Net Value of his Prior Plan Employer Contribution Account, as in effect prior to the Plan Merger Date, and Matching Contribution Account, if a Participant incurs a Termination of Service and subsequently performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his Termination of Service.
Northfield Savings Bank

Article V —
Trust Fund and Investment FUNDS
ARTICLE V —
TRUST FUND AND INVESTMENT FUNDS
5.1	Trust Fund

The Employer has adopted the Trust Agreement as the funding vehicle with respect to the Investment Funds.

All contributions forwarded by the Employer to the Trustee pursuant to the Trust Agreement shall be held by them in trust and shall be invested as provided in Article VI and in accordance with the terms and provisions of the Trust Agreement.

All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.

The Trustee shall invest and reinvest the Trust Fund, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Trust Agreement. The Trustee may maintain such part of the Trust Fund in cash uninvested as they shall deem necessary or desirable. The Trustee shall be the owner of and have title to all the assets of the Trust Fund and shall have full power to manage the same, except as otherwise specifically provided in the Trust Agreement.

5.2	Interim Investments

The Trustee may temporarily invest any amounts designated for investment in any of the Investment Funds of the Trust Fund identified herein in an Investment Fund which provides for a stable investment return, as determined by the Trustee and retain the value of such contributions therein pending the allocation of such values to the Investment Funds designated for investment.

5.3	Account Values

The Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust Fund as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Trust Fund Units credited to such Account. The Trust Fund Units shall be valued from time to time by the Trustee in accordance with the Trust Agreement, but not less often than monthly. On the basis of such valuations, each Employee’s Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and
Northfield Savings Bank

Article V —
Trust Fund and Investment FUNDS
losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

Upon receipt by the Trustee of Before-Tax Contributions, Roth Contributions, if implemented, upon approval by the Employer, Matching Contributions, and, if applicable, Rollover Contributions, Special Contributions and Discretionary Employer Contributions, such contributions shall be applied to purchase Trust Fund Units for such Employee’s Account, using the value of such Trust Fund Units as of the close of business on the date received. Whenever a distribution is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Trust Fund Units credited to such Employee shall be reduced accordingly and each such distribution or withdrawal shall be charged against the Trust Fund Units of the Investment Funds of such Employee pro rata according to their respective values.

For the purposes of this Section 5.3, fractions of Trust Fund Units as well as whole Trust Fund Units may be purchased or redeemed for the Account of an Employee.
Northfield Savings Bank

Article VI —
Investment Directions, Changes of Investment Directions
and Transfers Between Investment Funds
ARTICLE VI —
INVESTMENT DIRECTIONS, CHANGES OF INVESTMENT DIRECTIONS
AND TRANSFERS BETWEEN INVESTMENT FUNDS
6.1	Investment Directions

Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Trust Fund Units in any one or more of the Investment Funds of the Trust Fund, either as directed Investment Funds and/or managed Investment Funds, as determined by the Sponsoring Employer. Such direction shall indicate the percentage, in multiples of one percent (1%), in which Prior Plan Employee Contributions, Prior Plan Employer Contributions, Before-Tax Contributions, Matching Contributions, Special Contributions, Rollover Contributions and Discretionary Employer Contributions shall be made to the designated Investment Funds. Commencing on the Plan Merger Date, such direction shall indicate the percentage, in multiples of one percent (1%), in which Participant After-Tax Contributions, Before-Tax Contributions, Matching Contributions, Special Contributions, Rollover Contributions, Discretionary Employer Contributions, Prior Pension Plan Contributions and Prior Employer Matching Contributions shall be made to the designated Investment Funds.

With respect to directed Investment Funds, to the extent a Participant shall fail to make an investment direction, contributions made on his behalf shall be applied to purchase Trust Fund Units in an Investment Fund which provides for a stable investment return, as determined by the Trustee.

6.2	Change of Investment Directions

A Participant may change any investment direction at any time, in the form and manner prescribed by the Committee, either: (i) by completing and filing a notice at least ten (10) days prior to the effective date of such direction, or (ii) by telephone or other electronic medium. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.

6.3	Transfers Between Investment Funds

A Participant or Beneficiary may, at any time, redirect the investment of his Investment Funds such that a percentage of any one or more Investment Funds may be transferred to any one or more other Investment Funds in the form and manner prescribed by the Committee, either: (a) by filing a notice at least ten (10) days prior to the effective date of such change, or, (b) by telephone or other electronic medium.. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee.
Northfield Savings Bank

Article VI —
Investment Directions, Changes of Investment Directions
and Transfers Between Investment Funds
6.4	Employees Other than Participants
(a)	Investment Direction

An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of Section 3.11, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Trust Fund Units in any one or more of the Investment Funds. Such direction shall indicate the percentage, in multiples of one percent (1%), in which contributions shall be made to the designated Investment Funds. To the extent any Employee shall fail to make an investment direction, the Rollover Contributions shall be applied to the purchase of Trust Fund Units in the Investment Fund which provides for a stable investment return, as determined by the Trustee.

(b)	Transfers Between Investment Funds

An Employee who is not a Participant may, subject to the provisions of Section 6.3, at any time, redirect the investment of his Investment Funds such that a percentage of any one or more Investment Funds may be transferred to any one or more other Investment Funds. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee.
Northfield Savings Bank

Article VII —
Payment of Benefits
ARTICLE VII —
PAYMENT OF BENEFITS
7.1	General
(a)	For purposes of this Article VII and commencing January 1, 2003, for purposes of Sections 7.2, 7.5(I), 7.6(I), 7.7 and 7.8, the following terms and phrases shall have the meanings hereinafter ascribed to them:
(i)	“Beneficiary” shall mean (A) in the case of a married Participant, the Spouse. Notwithstanding the foregoing, such Participant may, subject to the spousal consent requirements of Section 7.2(a), effectively elect to designate a person or persons other than the Spouse as Beneficiary; (B) in the case of a single Participant, a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.

(ii)	“Straight Life Annuity” shall mean a benefit payable in equal monthly installments to the Participant for his life with no benefits payable after his death.

(iii)	“100% Joint and Survivor Annuity” shall mean a benefit payable in equal monthly installments to the Participant for his life with the same benefit continuing after his death to and for the life of a surviving Beneficiary.

(iv)	“75% Joint and Survivor Annuity” shall mean a benefit payable in equal monthly installments to the Participant for his life with a benefit equal to three-quarters (3/4) of the benefit paid to the Participant continuing after his death to and for the life of a surviving Beneficiary.

(v)	“50% Joint and Survivor Annuity” shall mean a benefit payable in equal monthly installments to the Participant for his life with a benefit equal to one-half (1/2) of the benefit paid to the Participant continuing after his death to and for the life of a surviving Beneficiary.
(b)	The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article VII.

(c)	Notwithstanding the foregoing, if installment payments are to be made on a monthly basis and if, payments are fifty dollars ($50.00) or less, the Committee, in its sole discretion, may determine to make such payments in a lump sum or in quarterly, semi-annual, or annual installments.
Northfield Savings Bank

Article VII —
Payment of Benefits
(d)	Any distribution of the vested interest in the Net Value of a Participant’s Accounts which is made by the purchase of any annuity shall be made by the purchase of a nontransferable annuity contract from a legal reserve life insurance company licensed to do business in the state of the Employer. Such annuity contract shall comply with the provisions of this Plan.

(e)	The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.7.

(f)	Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this Article VII shall be made in accordance with the minimum distribution requirements set forth in Section 7.12.

(g)	A Participant’s Before-Tax Contributions, Roth Contributions, if implemented, upon approval by the Employer, Special Contributions, qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant’s severance from employment. Such a distribution shall, however, be subject to the other provisions this Article VII regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

(h)	Notwithstanding any provisions of the Plan to the contrary, the provisions of this Article VII shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.
7.2	Spousal Consent Requirements — Optional Forms of Benefit Payments, Loans, Withdrawals, Beneficiaries
(a)	An election by the Participant (i) to receive benefit payments in a form other than the normal form of benefit payment set forth in Section 7.5(I)(a), (ii) to receive a loan in accordance with the provisions of Article VIII or to revise, renegotiate, renew or extend an existing loan, (iii) to receive a withdrawal in accordance with the provisions of Section 7.3 or Section 7.4, (iv) to designate a Beneficiary who is other than his Spouse, or (v) under any other provision of the Plan which is subject to spousal consent, shall not be effective unless: (A) the Participant’s Spouse irrevocably consents to such election in writing, (B) such election designates a Beneficiary or form of benefit payment, which may not be changed without spousal consent unless the consent of the Spouse expressly permits a change in such designation by the Participant without any requirement of further consent by the Spouse, (C) the Spouse’s consent acknowledges understanding of the effect of such election, and (D) the consent is witnessed by a Plan representative or a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, such election shall be deemed a qualified election.
Northfield Savings Bank

Article VII —
Payment of Benefits
Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent. Notwithstanding the foregoing sentence, a consent to receive a loan or withdrawal which had been executed by a Spouse shall be binding with respect to such loan or withdrawal on any subsequent Spouse.
(b)	(i)	A married Participant who has submitted to the Committee an election form in accordance with the provisions of subsection (a)(i) may, without the consent of his Spouse, revoke such prior election by submitting written notification of such revocation to the Committee before the date benefit payments are scheduled to commence. Upon revocation, the 50% Joint and Survivor Annuity, with the Participant’s Spouse as Beneficiary, shall be reinstated unless the Participant files another election form in accordance with the provisions of subsection (a). The number of election forms and revocations shall not be limited.

	(ii)	A married Participant who has submitted to the Committee an election form in accordance with the provisions of subsection (a)(iv), may, without the consent of his Spouse, revoke such prior election by submitting written notification of such revocation to the Committee before the date benefit payments are scheduled to commence. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection (a) and Section 7.7. The number of election forms and revocations shall not be limited.

(c)	The terms and conditions of any election form shall, unless otherwise indicated, become effective on the date benefit payments are scheduled to commence, or, if applicable, the date of distribution.

(d)	This Section 7.2 shall not apply to any Former Liberty Bank Employees, and commencing September 1, 2003, with respect to all other Employees, this Section 7.2 shall only apply with respect to a Participant’s Prior Pension Plan Contribution Account.
7.3	Non-Hardship Withdrawals
(a)	Subject to the spousal consent requirements of Section 7.2(a), which commencing September 1, 2003 shall only apply to the Prior Pension Plan Contribution Account, and subject to the terms and conditions contained in this Section 7.3, upon ten (10) days prior written notice to the Committee, each Participant shall be entitled to withdraw, not more often than once during any Plan Year, all or any portion of his Accounts in the following order of priority:
(i)	the Net Value of his Participant After-Tax Contribution Account;

(ii)	the Net Value of the Employee’s Rollover Contribution Account;
Northfield Savings Bank

Article VII —
Payment of Benefits
(iii)	the Net Value of the Participant’s Before-Tax Contribution Account, upon the Participant’s attainment of age fifty nine and one-half (59-1/2);

(iv)	that portion of the Participant’s vested interest in the Net Value of his Matching Contribution Account, upon the Participant’s attainment of age fifty nine and one-half (59-1/2), or upon completion of sixty (60) or more consecutive months of participation in the Plan, Prior Plan or Former Liberty Bank 401(k) Savings Plan, if applicable;

(v)	the Net Value of the Participant’s Prior Employer Matching Contribution Account, upon the Participant’s attainment of age fifty nine and one-half (59-1/2), or upon completion of sixty (60) or more consecutive months of participation in the Plan or Former Liberty Bank 401(k) Savings Plan, if applicable;

(vi)	the Net Value of the Participant’s Discretionary Employer Contribution Account, upon the Participant’s attainment of age fifty nine and one-half (59-1/2);

(vii)	the Net Value of the Participant’s Prior Pension Plan Contribution Account, upon the Participant’s attainment of age fifty nine and one-half (59-1/2);

(viii)	the lesser of (A) his Roth Contributions, if implemented, upon approval by the Employer and (B) the Net Value of his Roth Contribution Account, if any; and

(ix)	the Net Value of his Roth Contribution Account, if any not withdrawn under subsection (viii) above.
(b)	Withdrawals under this Section 7.3 shall be made by the redemption of Trust Fund Units from each of the Participant’s Accounts on a pro rata basis from the Investment Funds selected by the Participant pursuant to Article VI.
7.4	Hardship Distributions
(a)	For purposes of this Section 7.4, a “Hardship” distribution shall mean a distribution that is (i) made on account of a condition which has given rise to immediate and heavy financial need of a Participant and (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.

(b)	Immediate and Heavy Financial Need:
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A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:
(i)	expenses for medical care described under Section 213(d) of the Code which were previously incurred by the Participant, the Participant’s Spouse or any of the Participant’s dependents as defined under Section 152 of the Code or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Participant, the Participant’s Spouse or any of the Participant’s dependents as defined under Section 152 of the Code; or

(ii)	purchase (excluding mortgage payments) of a principal residence of the Participant; or

(iii)	payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant’s Spouse, children or any of the Participant’s dependents as defined under Section 152 of the Code; or

(iv)	the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant’s principal residence; or

(v)	payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child or dependent; or

(vi)	expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Section 165 of the Code (determined without regard to whether the loss exceeds ten percent (10%) of adjusted gross income); or

(vii)	any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.
(c)	Necessary to Satisfy Such Financial Need:
(i)	A distribution will be treated as necessary to satisfy an immediate and heavy financial need of a Participant if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes and penalties reasonably anticipated to result from such distribution, and (B) such need may not be satisfied from other resources that are reasonably available to the Participant.
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(ii)	A distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant’s representation that the need cannot be relieved:
(A)	through reimbursement or compensation by insurance or otherwise,

(B)	by reasonable liquidation of the Participant’s assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,

(C)	by cessation of Elective Contributions or Employee contributions, if any, under the Plan, or

(D)	by other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.
For purposes of this subsection (c)(ii), the Participant’s resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.
(iii)	Alternatively, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (A) or (B) are met:
(A)	each of the following requirements are satisfied:
(I)	the distribution is not in excess of (1) the amount of the immediate and heavy financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution;

(II)	the Participant has obtained all distributions, other than Hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer; or
(B)	the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.
For purposes of Section 3.3 and this Section 7.4(c)(iii), a Participant who receives a distribution of Elective Contributions on account of Hardship shall be prohibited from making Elective Contributions and Employee
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contributions under this Plan and all other plans of the Employer for six (6) months after receipt of the distribution.
(d)	A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.3 or a Participant who is not eligible for a withdrawal thereunder, may, in case of Hardship (as defined under this Section 7.4), apply not more often than once in any Plan Year to the Committee for a Hardship distribution. Any application for a Hardship distribution shall be subject to the spousal consent requirements of Section 7.2(a), which commencing September 1, 2003 shall only apply to the Prior Pension Plan Contribution Account, and be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Hardship distributions may be made by a distribution of all or a portion of an Employee’s (i) Before-Tax Contributions, (ii) earnings on Before-Tax Contributions which accrued prior to January 1, 1989, (iii) vested interest in the Net Value of his Matching Contribution Account, (iv) Net Value of his Prior Employer Matching Contribution Account, (v) Net Value of his Discretionary Employer Contribution Account, (vi) Net Value of his Prior Pension Plan Contribution Account; and (vii) Roth Contribution Account, if implemented, upon approval by the Employer.
(e)	Distributions under this Section 7.4 shall be made in the following order of priority:
(i)	Participant’s Before-Tax Contributions and earnings on Before-Tax Contributions which accrued prior to January 1, 1989;

(ii)	the vested interest in the Net Value of the Participant’s Matching Contribution Account;

(iii)	the Net Value of the Participant’s Prior Employer Matching Contribution Account;

(iv)	the Net Value of the Participant’s Discretionary Employer Contribution Account; and

(v)	the Net Value of the Participant’s Prior Pension Plan Contribution Account; and

(vi)	the Net Value of the Participant’s Roth Contribution Account, if implemented, upon approval by the Employer.
(f)	Distributions under this Section 7.4 shall be made by the redemption of Trust Fund Units from each of the Participant’s Accounts on a pro rata basis from the Investment Funds selected by the Participant pursuant to Article VI.

(g)	A Participant who receives a Hardship distribution under this Section 7.4 may have his Elective Contributions suspended in accordance with 7.4(c)(iii).
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7.5	Distribution of Benefits Following Retirement, Disability or Termination of Service
(I)	This Section 7.5(I) shall not apply to any Former Liberty Bank Employees, and with respect to all other Employees, shall apply to all Accounts prior to September 1, 2003, and commencing September 1, 2003 shall only apply to a Participant’s Prior Pension Plan Contribution Account.
(a)	If a Participant incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts shall be made by the purchase of (i) a 50% Joint and Survivor Annuity with his Spouse as the designated Beneficiary or (ii) a Straight Life Annuity if the Participant does not have a Spouse. Payment of benefits to the Participant shall commence as of the later of the Participant’s Normal Retirement Date or his Postponed Retirement Date.

(b)	The Committee shall make every reasonable effort to furnish each Participant, by personal delivery or first class mail, the following information not less than thirty (30) days nor more than ninety (90) days prior to the date benefit payments are scheduled to commence:
(i)	the terms and conditions of the 50% Joint and Survivor Annuity,

(ii)	the Participant’s right to make, and the effect of, an election to waive the 50% Joint and Survivor Annuity,

(iii)	the rights of the Participant’s Spouse under the Plan,

(iv)	the right to make, and the effect of, a revocation of a previous election to waive the 50% Joint and Survivor Annuity, and

(v)	the relative values of the various optional forms of benefit payments under the Plan.
The Employer may also permanently post in the Employers office or offices the information described in (i) through (v) above in a manner that is reasonably calculated to reach the attention of each Participant.

(c)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), the Participant may file an election form to receive his vested interest in the Net Value of his Accounts in any one of the optional forms of benefit payment set forth in Section 7.6(I). Such form must be filed with the Committee during the ninety (90) day election period ending on the date benefit payments are scheduled to commence.

(d)	If a Participant who incurs a Termination of Service for any reason other than death files an election with the Committee to receive an optional form
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of benefit payment in accordance with the provisions of Section 7.6(I), and dies before the entire vested interest in the Net Value of his Accounts has been distributed:
(i)	if the Net Value of a Participant’s Accounts was distributed by the purchase of an annuity contract, the remainder, if any, of such vested interest shall be paid in accordance with the provisions of such annuity contract;

(ii)	if the Participant had elected to receive and had begun receiving a distribution in the form of installments, the Beneficiary shall receive distributions over the remaining installment period, at the times set forth in such election. If the Beneficiary designated to receive payments under the installment form of benefit payments dies after the commencement of payments to the Participant but prior to the earlier of the end of the installment period or the date of the Participant’s death, the Participant shall, subject to the spousal consent requirements of Section 7.2(a), have the right to designate another Beneficiary, provided such designation is executed and filed with the Committee prior to the Participant’s death. If there is no Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable in a lump sum to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select;

(iii)	if the Participant had elected to receive a deferred lump sum distribution, the Participant’s Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant’s election or (B) the last Valuation Date which occurs within one (1) year of the Participant’s death;

(iv)	if the Participant had elected to receive an immediate lump sum distribution, the Participant’s Beneficiary shall receive a lump sum distribution as of the Valuation Date set forth in the Participant’s election;

(v)	if the Participant had elected to receive an annuity and the annuity contract had not yet been purchased, the Participant’s Beneficiary shall, by completing and filing the election form prescribed by the Committee, elect to receive the distribution as a Straight Life Annuity or one of the optional forms of benefit payment set forth in Section 7.8(h);
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(vi)	if the Participant had elected that a lump sum distribution be made in a Direct Rollover pursuant to Section 7.10 and such distribution had not yet been made, the Participant’s Beneficiary shall elect, by completing and filing the election form prescribed by the Committee, to receive the distribution as a Straight Life Annuity or in one of the optional forms of benefit payment set forth in Section 7.8(h);

(vii)	Notwithstanding the foregoing, if the Beneficiary is the Participant’s Spouse and if benefits payable to such Beneficiary have not yet commenced, or if the Participant had elected to receive an annuity and the annuity contract had not yet been purchased, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2).
(e)	If a Participant who incurs a Termination of Service is reemployed by the Employer, upon such Participant’s subsequent Termination of Service his prior election to receive a distribution in a form other than the normal form of benefit payment set forth in subsection (a) shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of subsection (a).

(f)	An Employee who incurs a Termination of Service, has elected to receive a distribution in the form of installments and is reemployed by the Employer prior to the distribution of the entire vested interest in the Net Value of his Accounts shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee’s subsequent Termination of Service, his prior election to receive a distribution in the form of installments shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of subsection (a).

(g)	If a Participant incurs a Termination of Service for any reason and the vested interest in the Net Value of the Participant’s Accounts is equal to or less than one thousand dollars ($1,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Participant within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation that such Participant incurred a Termination of Service.
(II)	Commencing January 1, 2003, the following shall apply to Former Liberty Bank Employees and commencing September 1, 2003, with respect to all other Employees, the following shall apply to all Accounts other than a Participant’s Prior Pension Plan Contribution Account.
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(a)	If an Employee incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be made to the Employee in accordance with the provisions of Section 7.5(II) or 7.6(II) or 7.10. The amount of such distribution shall be the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account. The Net Value shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation acceptable to the Trustee for such purpose.

(b)	An election by an Employee to receive the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, in a form other than in the normal form of benefit payment set forth in Sections 7.5(II)(d), (e), (f) or (g) may not be revoked or amended by him after he terminates his employment. Notwithstanding the foregoing, an Employee who elected to receive payment of benefits as of a deferred Valuation Date may, by completing and filing the form prescribed by the Committee, change to another form of benefit payment.

(c)	An Employee who incurs a Termination of Service and is reemployed by the Employer prior to the distribution of all or part of the entire vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, in accordance with the provisions of Section 7.5(II) or 7.6(II), shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee’s subsequent Termination of Service, his prior election to receive a distribution in a form other than the normal form of benefit payment shall be null and void and the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be distributed to him in accordance with the provisions of Section 7.5(II) or 7.6(II) or 7.10.

(d)	If an Employee incurs a Termination of Service as of his Normal Retirement Date or his Postponed Retirement Date, or if an Employee incurs a Termination of Service as of his Early Retirement Date or due to Disability and the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, is less than or equal to one thousand dollars ($1,000), a lump sum distribution of the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement Date or date of Disability.

(e)	If an Employee incurs a Termination of Service as of his Normal Retirement Date, Postponed Retirement Date or Early Retirement Date or if an
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Employee incurs a Termination of Service due to Disability and the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, exceeds five thousand dollars ($5,000), a lump sum distribution of the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee attained Normal Retirement Date or Postponed Retirement Date or would have attained his Normal Retirement Date if he were still employed by the Employer, or (ii) the date of receipt by the Trustee of the proper documentation indicating such Retirement Date.

Notwithstanding the preceding paragraph, effective as of March 28, 2005, if an Employee incurs a Termination of Service as of his Normal Retirement Date, Postponed Retirement Date or Early Retirement Date or if an Employee incurs a Termination of Service due to Disability and the Net Value of his Accounts exceeds one thousand dollars ($1,000) and is less than or equal to five thousand dollars ($5,000), and if the Employee does not elect to have his distribution paid directly to an Eligible Retirement Plan, as defined in Section 7.10(c), specified by him in a Direct Rollover, as defined in Section 7.10(a), or to receive the distribution in accordance with Section 7.5(I)(c), (d), (e) or (f), then the Plan Administrator shall pay the distribution in a Direct Rollover to an individual retirement plan designated by the Plan Administrator.

(f)	If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of Section 7.6(II)(d), (e) or (f) and the vested interest in the Net Value of the Employee’s Accounts, other than his Prior Pension Plan Contribution Account, is equal to or less than one thousand dollars ($1,000), a lump sum distribution of the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that he incurred a Termination of Service.

(g)	If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of Section 7.6(II)(d), (e) or (f) and the vested interest in the Net Value of the Employee’s Accounts, other than his Prior Pension Plan Contribution Account, exceeds five thousand dollars ($5,000), a lump sum distribution of the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee would have attained
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his Normal Retirement Date if he were still employed by the Employer or (ii) the date of receipt by the Trustee of the proper documentation indicating the Employee’s attainment of Normal Retirement Date.

Notwithstanding the preceding paragraph, if an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, and the vested interest in the Net Value of the Employee’s Accounts exceeds one thousand dollars ($1,000) and is equal to or less than five thousand dollars ($5,000), and if the Employee does not elect to have his distribution paid directly to an Eligible Retirement Plan, as defined in Section 7.10(c), specified by him in a Direct Rollover, as defined in Section 7.10(a), or to receive the distribution in accordance with Section 7.6II(c), (d) or (e), then the Plan Administrator shall pay the distribution in a Direct Rollover to an individual retirement plan designated by the Plan Administrator.
7.6	Optional Forms of Benefit Payment upon Retirement, Disability or Termination of Employment
(I)	This Section 7.6(I) shall not apply to any Former Liberty Bank Employees, and with respect to all other Employees, shall apply to all Accounts prior to September 1, 2003, and commencing September 1, 2003, shall only apply to a Participant’s Prior Pension Plan Contribution Account.
(a)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date, due to Disability, or as of a date other than his Retirement Date or for reasons other than death or Disability may file an election form to receive a distribution of the vested interest in the Net Value of his Accounts by the purchase of a 100% Joint and Survivor Annuity, a 75% Joint and Survivor Annuity or a 50% Joint and Survivor Annuity. Such form may, subject to the spousal consent requirements of Section 7.2(a), include an election to designate a Beneficiary who is other than his Spouse. Payment of benefits to the Participant shall commence as of the later of the Participant’s Normal Retirement Date or his Postponed Retirement Date. Notwithstanding the foregoing sentence, such form may include an election to receive a distribution commencing on any date coincident with or next following his Early Retirement Date or, if applicable, the date of his Disability or his Termination of Service.

(b)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date, due to Disability, or as of a date other than his Retirement Date or for reasons other than death or Disability may, subject to the spousal consent requirements of Section 7.2(a), file an election form to receive a distribution of the vested interest in the Net Value of his Accounts by the purchase of a
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Straight Life Annuity. Payment of benefits to the Participant shall commence as of the later of the Participant’s Normal Retirement Date or his Postponed Retirement Date. Notwithstanding the foregoing sentence, such form may include an election to receive a distribution commencing on any date coincident with or next following his Early Retirement Date or, if applicable, the date of his Disability or his Termination of Service.

(c)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date, due to Disability, or as of a date other than his Retirement Date or for reasons other than death or Disability may, subject to the spousal consent requirements of Section 7.2(a) and the required minimum distribution provisions of Section 7.12, file an election form to receive the vested interest in the Net Value of his Accounts by the purchase of a life annuity with period certain guarantee. If a Participant elects to receive his benefit pursuant to this subsection (c), the period certain may not extend beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary. Payment of benefits to the Participant shall commence as of the later of the Participant’s Normal Retirement Date or his Postponed Retirement Date. Notwithstanding the foregoing sentence, such form may include an election to receive a distribution commencing on any date coincident with or next following his Early Retirement Date or, if applicable, the date of his Disability or Termination of Service.

(d)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date, due to Disability or as of a date other than his Retirement Date or for reasons other than death or Disability may, subject to the spousal consent requirements of Section 7.2(a), file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of any Valuation Date following his Termination of Service and prior to his Normal Retirement Date. Subject to the required minimum distribution provisions of Section 7.12, the vested interest in the Net Value of his Accounts shall be distributed to such Participant as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Participant’s distribution date.

(e)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, subject to the spousal consent requirements of Section 7.2(a), elect to defer receipt of the vested interest in the Net Value of his Accounts beyond his Normal Retirement Date or Postponed Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of
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Section 7.12, the vested interest in the Net Value of his Accounts shall be distributed to such Participant as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee’s deferred distribution date.
(f)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date, due to Disability, or as of a date other than his Retirement Date or for reasons other than death or Disability may, subject to the spousal consent requirements of Section 7.2(a) and the required minimum distribution provisions of Section 7.12, file an election form to receive the vested interest in the Net Value of his Accounts in the form of installments over a period not to exceed twenty (20) years. If a Participant elects to receive his benefit pursuant to this subsection (f), the installment period may not extend beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary. If a Participant elects to receive his benefit pursuant to this subsection (f), the installment period may not extend beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary. The vested interest in the Net Value of his Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such Participant and shall be based on the respective values of the Participant’s Trust Fund Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Trust Fund Units from the Participant’s Accounts on a pro rata basis among such Participant’s Investment Funds. Any portion of the vested interest in the Net Value of the Accounts of such Participant which shall not have been so paid shall continue to be held for his benefit or for the benefit of his Beneficiary in the Participant’s Investment Funds.

(g)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date, due to Disability, or as of a date other than his Retirement Date or for reasons other than death or Disability may, subject to the spousal consent requirements of Section 7.2(a), file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.10. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.

(h)	In lieu of the normal form of benefit payment set forth in Section 7.5(I)(a), a Participant who incurs a Termination of Service as of his Retirement Date, due to Disability, or as of a date other than his Retirement Date or for reasons other than death or Disability may, subject to the spousal consent
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requirements of Section 7.2(a), file an election form to receive the vested interest in the Net Value of his Accounts in the form of a partial lump sum distribution as of any Valuation Date following his Termination of Service.. Subject to the required minimum distribution provisions of Section 7.12, the partial lump sum distribution shall be distributed to such Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee’s distribution date; and the balance of the vested interest in the Net Value of his Accounts shall be payable in the form of one of the following:
(i)	the purchase of an annuity, as set forth in Section 7.1(a)(ii), (iii), (iv) or (v); or

(ii)	the purchase of a life annuity with period certain guarantee, as set forth in subsection (c); or

(iii)	installments over a period not to exceed twenty (20) years, as set forth in subsection (f);

(iv)	a lump sum distribution paid in a Direct Rollover pursuant to Section 7.10.
(II)	Commencing January 1, 2003, the following shall apply to Former Liberty Bank Employees and commencing September 1, 2003, with respect to all other Employees, the following shall apply to all Accounts other than a Participant’s Prior Pension Plan Contribution Account.
(a)	In lieu of the normal form of benefit payment set forth in Section 7.5(II)(e), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability and the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, exceeds one thousand dollars ($1,000), may file an election form to receive the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to his Normal Retirement Date. The vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee’s distribution date.

(b)	In lieu of the normal form of benefit payment set forth in Section 7.5(II)(e), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may elect to defer receipt of the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, beyond his Normal Retirement Date or Postponed Retirement Date. The applicable form must be filed at
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least ten (10) days prior to the Employee’s Normal Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of Section 7.12, the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee’s deferred distribution date.
(c)	In lieu of the normal form of benefit payment set forth in Section 7.5(II)(d) or (e), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, be paid in a Direct Rollover pursuant to Section 7.10. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.

(d)	In lieu of the normal form of benefit payment set forth in Section 7.5(II)(g), an Employee who incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, may file an election form to receive the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to the date he would have attained his Normal Retirement Date. The vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be distributed to such Employee as a lump sum within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee’s distribution date.

(e)	In lieu of the normal form of benefit payment set forth in Section 7.5(II)(f) or (g), an Employee who incurs a Termination of Service as of a date other than his Retirement Date or for reasons other than Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, be paid in a Direct Rollover pursuant to Section 7.10. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.
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(f)	If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability and has not elected to receive the vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, pursuant to an optional form of benefit payment in accordance with Section 7.6(II)(d) or (e), the Employer shall notify the Trustee of such termination.
7.7	Designation of Beneficiary
(a)	Subject to the spousal consent requirements of Section 7.2(a), a Participant may, from time to time, designate any person or persons as Beneficiary or contingent Beneficiary to receive a benefit under Section 7.5(I) or Section 7.8 upon the death of the Participant. For purposes of this Section 7.7, “person” includes an individual, a trust, an estate, or any other entity designated as a Beneficiary.
(b)	The designation of a Beneficiary or contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless such form is (i) filed prior to the death of such person and (ii) complies with the spousal consent requirements of Section 7.2(a). If more than one person is designated as a Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share, unless the Participant directs otherwise.

(c)	The designation of a Beneficiary or contingent Beneficiary which is filed with the Committee will revoke all prior Beneficiary designations filed with the Committee. The number of Beneficiary designations and revocations shall not be limited.

(d)	If the Beneficiary or contingent Beneficiary designated to receive payments under an optional form of benefit set forth in Section 7.6(I) dies prior to the commencement of benefit payments to the Participant, the terms and conditions of such election shall be deemed null and void and the normal form of benefit set forth in Section 7.5(I)(a) shall be reinstated. Subject to the spousal consent requirements of Section 7.2(a), the Participant shall have the right to elect another optional form of benefit payment and another Beneficiary, provided such election is completed and filed with the Committee prior to the earlier of: (i) the Participant’s death, or (ii) the date the Participant’s benefit payments are scheduled to commence. Such election shall become effective on the date the Participant’s benefit payments are scheduled to commence.

(e)	If the Spouse or other Beneficiary designated to receive payments under Section 7.8(b) or Section 7.8(e), dies prior to the death of the Participant, the terms and conditions of such election shall be null and void. If the Participant is married, the normal form of benefit set forth in Section 7.8(b)(ii) shall be reinstated. Subject to the spousal consent requirements of Section 7.2(a), the Participant shall have the right to elect another Beneficiary, provided such election is completed and filed with the Committee prior to the earlier of: (i) the Participant’s death, or
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(ii) the date the Participant’s benefit payments are scheduled to commence. Such election shall become effective on the date the Participant’s benefit payments are scheduled to commence.
(f)	If a Participant fails to designate a Beneficiary to receive the Preretirement Death Benefit set forth in Section 7.8, or if the Beneficiary and contingent Beneficiary designated by a Participant die prior to such Participant’s death and before the entire vested interest in the Net Value of the Participant’s Accounts has been distributed, such Participant’s benefits shall be paid in the following order of priority:
(i)	to the Participant’s surviving Spouse as a Straight Life Annuity, or

(ii)	if there is no surviving Spouse, as a lump sum to the executor or administrator of his estate.
(g)	This Section 7.7 shall not apply to any Former Liberty Bank Employees, and commencing September 1, 2003, with respect to all other Employees, this Section 7.7 shall only apply with respect to a Participant’s Prior Pension Plan Contribution Account.
7.8	Preretirement Death Benefits
(a)	If a Participant dies prior to the date benefits are to commence and the vested interest in the Net Value of the Participant’s Accounts is equal to or less than five thousand dollars ($5,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Participant’s Beneficiary within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the date of the Participant’s death.
(b)	If a Participant dies prior to the date benefits are to commence and the vested interest in the Net Value of the Participant’s Accounts exceeds five thousand dollars ($5,000), the Preretirement Death Benefit for a Participant shall be as follows:
(i)	if a Participant had a vested interest in the Net Value of his Accounts and died (A) prior to the date benefit payments are scheduled to commence and (B) with no surviving Spouse, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be payable to the Participant’s designated Beneficiary as of any Valuation Date following the Participant’s death; provided, however, that the Valuation Date may not be later than one (1) year following the Participant’s death;
(ii)	if a Participant had a vested interest in the Net Value of his Accounts and died (A) prior to the date benefits payments are scheduled to commence and (B) with a surviving Spouse, the vested interest in the Net Value of his Accounts shall be payable to the surviving Spouse by the purchase of a
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Straight Life Annuity. Payment of benefits to the Participant’s Spouse shall commence as of the later of the date the Participant would have attained his Normal Retirement Date or the date of the Participant’s death.
(c)	Notwithstanding the provisions of subsection (b)(ii), the surviving Spouse of a Participant may elect that the Straight Life Annuity be purchased with benefits to commence on a date selected by the Spouse which occurs on any date commencing with the Participant’s date of death and ending on the date the Participant would have attained age seventy and one-half (70-1/2).
(d)	The Committee shall provide written notice to a Participant of the Preretirement Death Benefit in the latest of the following periods:
(i)	the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35),
(ii)	a reasonable period ending after the Employee becomes a Participant, or
(iii)	with respect to a Participant who terminates employment with the Employer before attaining age thirty-five (35), a reasonable period after his termination of employment.
For purposes of this subsection (d), a reasonable period is the end of the two (2) year period beginning one (1) year prior to the date the event occurs and ending one (1) year after such date. The notice shall contain the following information:
(A)	the terms and conditions of the Preretirement Death Benefit,
(B)	the Participant’s right to make, and the effect of, an election to waive the Preretirement Death Benefit,

(C)	the rights of the Participant’s Spouse under the Plan, and

(D)	the right to make, and the effect of, a revocation of an election to waive the Preretirement Death Benefit.
(e)	In lieu of the normal form of benefit payment set forth in subsection (b)(ii), a Participant may, subject to the provisions of subsection (f) and the spousal consent requirements of Section 7.2(a), elect to waive the Preretirement Death Benefit. Such waiver shall designate a Beneficiary who is other than the Participant’s Spouse.
(f)	At any time after the beginning of the Plan Year in which the Participant attains age thirty-five (35) or incurs a Termination of Service, the Participant may choose to waive the Preretirement Death Benefit by completing the election form
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prescribed by the Committee. A Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special election to waive the Preretirement Death Benefit for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). The Preretirement Death Benefit will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). If an election form is not submitted by the Participant prior to his death, the Preretirement Death Benefit will become payable. A Participant may, without the consent of his Spouse, revoke his prior election to waive the Preretirement Death Benefit at any time by submitting written notification of such revocation to the Committee. Such revocation shall result in the reinstatement of the Preretirement Death Benefit. The number of elections to waive the Preretirement Death Benefit and revocations thereof shall not be limited.
(g)	Consent by a Spouse to waive the Preretirement Death Benefit is not binding on a subsequent Spouse. If a Participant has elected, with spousal consent, to waive the Preretirement Death Benefit and is subsequently widowed or divorced and thereafter remarried, the Preretirement Death Benefit is automatically reinstated upon remarriage, subject to any subsequent election by the Participant, with the consent of his new Spouse, to waive such coverage.

(h)	In lieu of the normal form of Preretirement Death Benefit set forth in subsection (b), upon the Participant’s death the Beneficiary of a Participant may, by completing and filing the election form prescribed by the Committee, elect to receive the vested interest in the Net Value of a Participant’s Accounts in one of the following optional forms of benefit payment:
(i)	as a Straight Life Annuity.

(ii)	as a lump sum distribution as of (A) any Valuation Date following the Participant’s death if the Participant was a Participant in the Prior Plan as in effect prior to January 1, 1993; provided, however, that such Valuation Date may not be later than December 31 of the year containing the fifth anniversary of the Participant’s death, or (B) any Valuation Date following the Participant’s death. Notwithstanding the foregoing sentence, if the Beneficiary is not the Participant’s surviving Spouse, such Valuation Date may not be later than one (1) year following the Participant’s death. The vested interest in the Net value of the Participant’s Accounts shall be distributed to such person as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the distribution date.

(iii)	in the form of installments over a period not to exceed twenty (20) years. The vested interest in the Net value of the Participant’s Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such person and shall be based on the
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respective values of the deceased Participant’s Trust Fund Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Trust Fund Units from the deceased Participant’s Accounts on a pro rata basis among such deceased Participant’s Investment Funds. Any portion of the vested interest in the Net Value of the Accounts of such deceased Participant which shall not have been so paid shall continue to be held for the benefit of the surviving Spouse or other Beneficiary or for the benefit of the beneficiary designated by such person. If the surviving Spouse or other Beneficiary elects to receive his benefit pursuant to this subsection (h)(iii), installment payments shall begin to such person within one (1) year of the Participant’s death and the installment period may not extend beyond the life expectancy of such person.
(iv)	if the Beneficiary is the Participant’s surviving Spouse, as a lump sum distribution equal to the vested interest in the Net Value of the Participant’s Accounts made payable in a Direct Rollover pursuant to Section 7.10. Such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.

(v)	in the form of a partial distribution as of (A) some Valuation Date following the Participant’s death if the Participant was a Participant in the Prior Plan as in effect prior to January 1, 1993; provided, however, that such Valuation Date may not be later than December 31 of the year containing the fifth (5th) anniversary of the Participant’s death, or (B) any Valuation Date following the Participant’s death. Notwithstanding the foregoing sentence, if the Beneficiary is not the Participant’s surviving Spouse, such Valuation Date may not be later than one (1) year following the Participant’s death. Subject to the required minimum distribution provisions of Section 7.12, the partial distribution shall be distributed to such Beneficiary within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the distribution date; and the balance of the vested interest in the Net Value of the Participant’s Accounts shall be payable in the form of one of the following:
(I)	installments over a period not to exceed twenty (20) years, as set forth in subsection (h)(iii);

(II)	the purchase of a Straight Life Annuity, as set forth in subsections (b) and (c), if applicable; or

(III)	a lump sum distribution made payable in a Direct Rollover, as set forth in subsection (iv).
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(i)	This Section 7.8 shall not apply to any Former Liberty Bank Employees, and commencing September 1, 2003, with respect to all other Employees, this Section 7.8 shall only apply with respect to a Participant’s Prior Pension Plan Contribution Account.

Notwithstanding any of the foregoing provisions to the contrary, if the surviving Spouse of a deceased Participant elects one of the optional forms of benefit payment set forth under Section 7.8(h)(i) or (iii) above, such Spouse may elect to have benefits commence on a date selected by such Spouse which occurs on any date commencing with the Participant’s date of death and ending on the date the Participant would have attained age seventy and one-half (70-1/2).
7.9	Payments Upon Death
Commencing January 1, 2003, the following shall apply to Former Liberty Bank Employees and commencing September 1, 2003, with respect to all other Employees, the following shall apply to all Accounts other than a Participant’s Prior Pension Plan Contribution Account.
(a)	In the case of a married Participant, the Spouse shall be the designated Beneficiary. Notwithstanding the foregoing, such Participant may effectively elect to designate a person or persons other than the Spouse as Beneficiary. Such an election shall not be effective unless (i) such Participant’s Spouse irrevocably consents to such election in writing, (ii) such election designates a Beneficiary which may not be changed without spousal consent or the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (iii) the Spouse’s consent acknowledges understanding of the effect of such election and (iv) the consent is witnessed by a Plan representative or acknowledged before a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent hereunder shall not be required. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent.
(b)	In the case of a single Participant, Beneficiary means a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.
(c)	The designation of a Beneficiary who is other than a Participant’s Spouse and the designation of any contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless filed prior to the death of such person. If more than one person is designated as a Beneficiary or a contingent Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share unless the Participant directs otherwise. For purposes of this Section 7.9, “person” includes
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an individual, a trust, an estate, or any other person or entity designated as a Beneficiary.

(d)	A married Participant who has designated a person or persons other than the Spouse as Beneficiary may, without the consent of such Spouse, revoke such prior election by submitting written notification of such revocation. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection (a). The number of election forms and revocations shall not be limited.

(e)	Upon the death of a Participant the remaining vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall become payable, in accordance with the provisions of subsection (g), to his Beneficiary or contingent Beneficiary. If there is no such Beneficiary, the remaining vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be payable to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select.

(f)	If a designated Beneficiary entitled to payments hereunder shall die after the death of the Participant but before the entire vested interest in the Net Value of Accounts, other than his Prior Pension Plan Contribution Account, of such Participant has been distributed, then the remaining vested interest in the Net Value of Accounts, other than his Prior Pension Plan Contribution Account, of such Participant shall be paid, in accordance with the provisions of subsection (g), to the surviving Beneficiary who is not a contingent Beneficiary, or, if there are no such surviving Beneficiaries then living, to the designated contingent Beneficiaries as shall be living at the time such payment is to be made. If there is no designated contingent Beneficiary then living, the remaining interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, shall be paid to the executor or administrator of the estate of the last to die of the Beneficiaries who are not contingent Beneficiaries.

(g)	If a Participant dies before his entire vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, has been distributed to him, the remainder of such vested interest shall be paid to his Beneficiary or, if applicable, his contingent Beneficiary, in a lump sum distribution as soon as practicable following the date of the Participant’s death. Notwithstanding the foregoing, if, prior to the Participant’s death, the Participant had elected to receive a deferred lump sum distribution and had not yet received such distribution, such Beneficiary shall receive a lump sum distribution as of the
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earlier of: (A) the Valuation Date set forth in the Participant’s election or (B) the last Valuation Date which occurs within one (1) year of the Participant’s death.

If the Beneficiary is the Participant’s Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2). If such Spouse dies prior to such distribution, the prior sentence shall be applied as if the Spouse were the Participant.

(h)	Notwithstanding anything in the Plan to the contrary, the provisions of subsections (a) through (g) shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.
7.10	Direct Rollover of Eligible Rollover Distributions

For purposes of this Section 7.10, the following definitions shall apply:
(a)	“Direct Rollover” means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

(b)	“Distributee” means an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.

(c)	“Eligible Retirement Plan” means (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code, (iii) an annuity plan described in Section 403(a) of the Code, (iv) a qualified trust described in Section 401(a) of the Code, (v) an annuity contract described in Section 403(b) of the Code, and (vi) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee’s Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

Notwithstanding the foregoing, if any portion of an Eligible Rollover Distribution is attributable to payments or distributions from an Employee’s Roth Contribution Account, if implemented, upon approval by the Employer, Eligible Retirement
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Plan, with respect to such portion, means only (i) another designated Roth Code Section 401(k) or Code Section 403(b) account and (ii) a Roth IRA.

(d)	“Eligible Rollover Distribution” means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) or the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any Hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code. For purposes of this Section 7.10(d), any amount that is distributed on account of Hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section 7.10, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.
7.11	Commencement of Benefits
(a)	Unless the Participant elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (i) the attainment by the Participant of age sixty-five (65), (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan or Prior Plan, or (iii) the termination of the Participant’s employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

(b)	Distributions to five-percent owners:

The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the
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Accounts of a Participant who is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).

(c)	Subject to Section 7.1(f), distributions to other than five-percent owners:

Except as otherwise provided in the following paragraph, the vested interest in the Net Value of the Accounts of any Employee who attains age seventy and one-half (70-1/2), must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2).

Effective January 1, 1997, an Employee otherwise required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Net Value of his Accounts to the date of his termination of employment.

Notwithstanding the foregoing, the vested interest in the Net Value of the Accounts of (I) any Employee who becomes a Participant on or after January 1, 1997 or (II) any Employee who attains age seventy and one-half (70-1/2) in a calendar year beginning on or after the adoption date of the amendment addressing benefit commencement, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age seventy and one-half (70-1/2).
7.12	Minimum Distribution Requirements
(a)	General Rules

The requirements of this Section 7.12 will take precedence over any inconsistent provisions of the Plan. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

Notwithstanding the other provisions of this Section 7.12, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA), and the provisions of the Plan, if applicable, that relate to Section 242(b)(2) of TEFRA.
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(b)	Time and Manner of Distribution
(i)	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(ii)	Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:
(A)	If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(B)	If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(C)	If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant’s death.

(D)	If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 7.12(b)(ii), other than Section 7.12(b)(ii)(A), will apply as if the surviving Spouse were the Participant.
For purposes of this Section 7.12(b)(ii) and Section 7.12(d), unless Section 7.12(b)(ii)(D) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Section 7.12(b)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Section 7.12(b)(ii)(A). If distributions under an annuity purchased from an insurance company, if applicable, irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 7.12(b)(ii)(A), the date distributions are considered to begin is the date distributions actually commence.
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(iii)	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 7.12(b)(ii), but the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.

(iv)	Election to Allow Participants or Beneficiaries to Elect 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the Life Expectancy rule in Sections 7.12(b)(ii) and 7.12(d)(ii) applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 7.12(b)(ii), or by September 30 of the calendar year which contains the fifth (5th) anniversary of the Participant’s (or, if applicable, surviving Spouse’s) death. If neither the Participant nor Beneficiary makes an election under this subsection, distributions will be made in accordance with Sections 7.12(b)(ii) and 7.12(d)(ii) and, if applicable, the elections in Section 7.12(b)(iii) above.

(v)	Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 7.12(c) and (d). If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.
(c)	Required Minimum Distributions During Participant’s Lifetime
(i)	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:
(A)	the quotient obtained by dividing the Participant’s Accounts by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or
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Article VII —
Payment of Benefits
(B)	if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s Accounts by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the Distribution Calendar Year.
(ii)	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 7.12(c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.
(d)	Required Minimum Distributions After Participant’s Death
(i)	Death On or After Date Distributions Begin:
(A)	Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Accounts by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:
(I)	The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(II)	If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

(III)	If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the
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Article VII —
Payment of Benefits
Participant’s death, reduced by one for each subsequent year.
(B)	No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Accounts by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
(ii)	Death Before Date Distributions Begin:
(A)	Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Accounts by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Section 7.12(d)(i).

(B)	No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(C)	Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 7.12(b)(ii)(A), this Section 7.12(d)(ii) will apply as if the surviving Spouse were the Participant.
(e)	Definitions

For purposes of this Section 7.12, the following words and phrases shall have the meanings hereafter ascribed to them:
(i)	Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.10 of the Plan and is the Designated
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Article VII —
Payment of Benefits
Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(ii)	Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 7.12(b)(ii). The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(iii)	Life Expectancy. Life Expectancy as calculated by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(iv)	Participant’s Accounts. The Accounts of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the Accounts as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Accounts for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

(v)	Required Beginning Date. The date specified in Section 7.11(b) or (c), whichever is applicable.
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Article VII —
Payment of Benefits
ARTICLE VIII —
LOANS TO PARTICIPANTS
8.1	Definitions and Conditions
(a)	For purposes of this Article VIII, the following terms and phrases shall have the meanings hereafter ascribed to them:
(i)	“Borrower” means a Participant or a “Party in Interest” (as defined under Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in accordance with the provisions of Section 7.5(I)(a), 7.6(I)(a), (b), (c), (f) or Section 7.6(I)(h)(i), (ii), or (iii), or Section 7.8 or 7.9.

(ii)	“Loan Account” means the separate, individual account established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).

(iii)	“Loan Policy” means the separate loan policy, as amended from time to time, governing loans.
(b)	To the extent permitted under the provisions of this Article VIII and prior to September 1, 2003, subject to the terms and conditions set forth herein and in Section 7.2, upon completion of one (1) year of participation in the Plan and/or Prior Plan, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article VIII shall not be subject to the provisions of Article VI.
8.2	Loan Amount

Upon a finding by the Committee that all requirements hereunder have been met, a Borrower may request a loan from his Accounts, in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of the Rollover Contribution Account, Before-Tax Contribution Account, Roth Contribution Account, if implemented, upon approval by the Employer, Matching Contribution Account (to the extent he is one hundred percent (100%) vested in such Account, Prior Employer Matching Contribution Account, Discretionary Employer Contribution Account and Participant After-Tax Contribution Account, or (b) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance during the preceding twelve (12) months. The minimum loan permitted shall be an amount as determined in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).
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Article VIII—
Loans to Participants
8.3	Term of Loan
The term of a loan and rate of interest on a loan shall each be determined in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).
8.4	Operational Provisions
(a)	An application for a loan shall be filed in the form and manner (including electronically) prescribed by the Committee and shall be subject to the fees set forth in the Loan Policy described under section 8.1(a)(iii). If the Committee shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of such Valuation Date next following receipt by the Trustee.

(b)	The amount of the loan shall be distributed from the Investment Funds in which the Borrower’s Accounts are invested in the following order of priority:
(i)	Rollover Contribution Account;

(ii)	Before-Tax Contribution Account;

(iii)	Matching Contribution Account (to the extent he is one hundred percent (100%) vested in such Account);

(iv)	Prior Employer Matching Contribution Account;

(v)	Discretionary Employer Contribution Account;

(vi)	Participant After-Tax Contribution Account; and

(vii)	Roth Contribution Account, if implemented, upon approval by the Employer.
Distributions from each of the foregoing Accounts shall be made on a pro rata basis among the Investment Funds selected pursuant to Section 6.1.
(c)	The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation: (i) the delivery of an executed promissory note for the amount of the loan, including interest, payable to the order of the Trustee; (ii) an assignment to the Plan of such Borrower’s interest in his Accounts to the extent of such loan; and (iii) if the Borrower is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustee, or the Committee as agent for the Trustee, as an asset of the Borrower’s Loan Account pursuant to subsection (d).
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Article VIII—
Loans to Participants
(d)	A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article VIII. Each Loan Account shall be comprised of a Borrower’s (i) executed promissory note and (ii) installment payments of principal and interest made pursuant to Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower’s promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.
(e)	As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower’s Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower’s Account. If the Committee established a lien against the Borrower’s Accounts pursuant to Section 8.6(b), and foreclosure of such lien is deferred until the Borrower’s Termination of Service pursuant to Section 8.6(b)(i), for each month that foreclosure of the lien is deferred, the then current balance of the Borrower’s Loan Account shall be charged with interest on the unpaid principal and interest thereon.

(f)	The maximum number of outstanding loans permitted to any Borrower under this Article VIII at any time shall be determined in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).
8.5	Repayments
(a)	If the Borrower is on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.

If the Borrower is not on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).

(b)	Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with Section 6.1.

(c)	With respect to each Borrower’s Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower’s Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of priority shall be credited until the Account having the immediately preceding
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Article VIII—
Loans to Participants
degree of priority has been restored by an amount equal to that which had been borrowed from such Account.
(d)	A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. A Borrower will not be permitted to make partial prepayments to his or her Loan Account.

(e)	In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable.
8.6	Default
(a)	If a Borrower fails to make any payment on any loan when due under this Article VIII, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.

(b)	If a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower’s Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying the value of the Borrower’s Loan Account (determined as of the next Valuation Date immediately following foreclosure) in satisfaction of said unpaid principal and interest as follows:
(i)	if the Borrower is in the employment of the Employer, upon the Borrower’s Termination of Service; or

(ii)	if the Borrower is not in the employment of the Employer, in accordance with the guidelines of the Loan Policy described under Section 8.1(a)(iii).
Thereupon, the vested interest in the balance of the Borrower’s Accounts shall be distributed in accordance with the applicable provisions of the Plan.
(c)	The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (i) make withdrawals and/or loans from (A) his Prior Plan Employee Contribution Account, Prior Plan Employer Contribution Account, Matching Contribution Account, Before-Tax Contribution Account, Roth Contribution Account, if implemented, upon approval by the Employer, Rollover Contribution Account, and/or Discretionary Employer Contribution Account and (B) commencing on the Plan Merger Date, his Rollover Contribution Account, Before-Tax Contribution Account, Matching Contribution Account, Prior Employer Matching Contribution Account, Discretionary Employer Contribution Account and Participant After-Tax Contribution Account, for a period not exceeding twelve (12) months or (ii) if the Borrower is an Eligible Employee, authorize Before-Tax Contributions to
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Article VIII—
Loans to Participants
be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve (12) months.
8.7	Coordination of Outstanding Account and Payment of Benefits
(a)	If the Borrower has an outstanding Loan Account and is either (i) scheduled to receive or elects to receive a lump sum distribution, a 50%, 75% or 100% Joint and Survivor Annuity or Straight Life Annuity in accordance with the provisions of Sections 7.5(I) or 7.6(I), or (ii) scheduled to receive the last installment payment under a previous election made in accordance with the provisions of Article VII to receive payments in a form other than the normal form of benefit payments, then, at the time of the distribution or payment under clause 8.6(b)(i) or (ii) above, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under Section 7.3 or Section 7.4, shall be made to any Borrower unless and until such Borrower’s Loan Account, including accrued interest thereunder, has been liquidated and closed. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to Section 8.6.

(b)	Any reference in the Plan to the Net Value of a Borrower’s Accounts available for distribution to any Borrower, shall mean the value after the satisfaction of the entire unpaid principal loan amount and any accrued, unpaid interest thereon, as provided in this Article VIII.
Northfield Savings Bank

Article IX—
Administration
ARTICLE IX —
ADMINISTRATION
9.1	General Administration of the Plan
The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries and Plan Administrator designated by the Sponsoring Employer. The designation of such Named Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article IX. Any actions taken hereunder shall be conclusive and binding on Participants, Retired Participants, Employees, Beneficiaries and other persons, and shall not be overturned unless found to be arbitrary and capricious by a court of competent jurisdiction.
9.2	Designation of Named Fiduciaries
The management and control of the operation and administration of the Plan by named Fiduciaries shall be allocated in the following manner:
(a)	The Trustee as a Named Fiduciary, shall perform those functions set forth in the Trust Agreement or the Plan that are assigned to the Trustee.

(b)	The Sponsoring Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Trust Agreement or the Plan that are assigned to such Committee.
9.3	Responsibilities of Fiduciaries
The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan or the Trust Agreement.
To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Sponsoring Employer as being proper under the Plan or the Trust Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Sponsoring Employer.
No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.
The allocation of responsibility between the Trustee and the Sponsoring Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.
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Article IX—
Administration
9.4	Plan Administrator
The Sponsoring Employer shall designate the Sponsoring Employer, or one or more persons to act as Plan Administrator.
The Plan Administrator shall have the power and responsibility to: (a) furnish summary plan descriptions, annual reports and other notifications and disclosure statements to Participants and Beneficiaries, (b) maintain records and addresses of Participants and Beneficiaries, (c) designate any independent qualified accountant required to act with respect to the Plan under ERISA, and (d) provide notification of determinations under the claim procedure of the Plan.
Any person or persons designated as Plan Administrator shall serve until their successor or successors are designated and qualified. A Plan Administrator may resign upon written notice to the Sponsoring Employer or may be removed as Plan Administrator but only for a failure or inability, in the opinion of the Sponsoring Employer, of the Plan Administrator to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall terminate designation as Plan Administrator.
The Plan Administrator is designated as the Plan’s agent for the service of legal process.
9.5	Committee
The members of the Committee designated by the Sponsoring Employer under Section 9.2(b) shall serve for such term(s) as the Sponsoring Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty (60) days written notice to the Sponsoring Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Sponsoring Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.
The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustee as the act of the Committee. The Trustee shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.
The Sponsoring Employer may, pursuant to Employer Resolutions, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.
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Article IX—
Administration
9.6	Powers and Duties of the Committee
The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Trust Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:
(a)	Power to Construe — Except as otherwise provided in the Trust Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions which may arise thereunder.

(b)	Power to Make Rules and Regulations — The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Employees or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.

(c)	Powers and Duties with Respect to Information — The Committee shall have the power and responsibility:
(i)	to obtain such information as shall be necessary for the proper discharge of its duties;

(ii)	to furnish to the Employer, upon request, such reports as are reasonable and appropriate;

(iii)	to receive, review and retain periodic reports of the financial condition of the Trust Fund; and

(iv)	to receive, collect and transmit to the Trustee all information required by the Trustee in the administration of the Accounts of the Employee as contemplated in Section 9.7.
(d)	Power of Delegation — The Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Sponsoring Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.

(e)	Power of Allocation — Subject to the written approval of the Sponsoring Employer, the Committee shall have the power to allocate among its members
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Article IX—
Administration
specified responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.
(f)	Duty to Report — Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection (e) shall report to the Committee at least annually. The Committee shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.

(g)	Power to Employ Advisors and Retain Services — The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.
9.7	Certification of Information
The Committee shall certify to the Trustee on such periodic or other basis as may be agreed upon, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustee shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions or communications between the Committee and Employees relating to the information contained in such certifications.
9.8	Authorization of Benefit Payments
The Committee shall forward to the Trustee any application for payment of benefits within a reasonable time after it has approved such application. The Trustee may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.
9.9	Payment of Benefits to Legal Custodian
Whenever, in the Committee’s opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustee to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.
Northfield Savings Bank

Article IX—
Administration
9.10	Service in More Than One Fiduciary Capacity

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.

9.11	Payment of Expenses

The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustee.

The Employer may, if determined by the Committee, charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions or fund transfers.
Northfield Savings Bank

Article X —
Benefit Claims Procedure
ARTICLE X —
BENEFIT CLAIMS PROCEDURE
10.1	Definition

For purposes of this Article X, “Claimant” shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.

10.2	Claims

A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant’s application for benefits and determine the disposition of such claim.

10.3	Disposition of Claim

The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred-eighty (180) days from the receipt of the claim.

10.4	Denial of Claim

If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a written or electronic notice prepared in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:
(a)	a statement that the claim for the benefits under this Plan has been denied;

(b)	the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;

(c)	a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and

(d)	appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.
Northfield Savings Bank

Article X —
Benefit Claims Procedure
10.5	Right to Full and Fair Review

A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial. Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty (60) days after receipt of the notification under Section 10.4 or the date his claim is deemed to be denied under Section 10.5. The Claimant or his representative may review pertinent documents and submit written comments, documents, records and other information relating to the Claimant’s denied claim. Upon request, the Committee will provide the Claimant, free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim.

10.6	Time of Review

The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 10.5; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written or electronic notice shall be furnished to the Claimant prior to the commencement of the extension period.

10.7	Final Decision

The Claimant shall be notified in writing or electronically of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of such request for review.
Northfield Savings Bank

Article XI —
Amendment, Termination, And Withdrawal
ARTICLE XI —
AMENDMENT, TERMINATION, AND WITHDRAWAL
11.1	Amendment and Termination

The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend, in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of Article VII. In the event of a complete termination of the Plan, the Accounts of each affected Participant may alternatively be distributable as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Participant’s distribution date.

If any amendment changes the vesting schedule, any Participant who has a Period of Service of three (3) or more years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.

The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:
(a)	sixty (60) days after the amendment is adopted;

(b)	sixty (60) days after the amendment becomes effective; or

(c)	sixty (60) days after the Participant is issued written notice of the amendment from the Employer.
11.2	Withdrawal from the Trust Fund

An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Trust Agreement.
Northfield Savings Bank

Article XII —
Top-Heavy Plan Provisions
ARTICLE XII —
TOP-HEAVY PLAN PROVISIONS
12.1	Introduction

Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article XII shall be effective with respect to any Plan Year in which this Plan is a Top-Heavy Plan, as hereinafter defined.

12.2	Definitions

For purposes of this Article XII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.
(a)	“Account,” for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant’s Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date. The following subsections (A) and (B) shall apply for purposes of determining the amounts of Account balances of Employees as of the Determination Date.
(A)	Distributions during year ending on the Determination Date. The amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under this Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

(B)	Employees not performing services during year ending on the Determination Date. The Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.
(b)	“Determination Date” means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, “Determination Date” means the last day of such Plan Year.

(c)	“Five-Percent Owner” means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total combined voting power of all the stock of, the Employer. If the
Northfield Savings Bank

Article XII —
Top-Heavy Plan Provisions
Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.
(d)	“Key Employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than one hundred forty thousand dollars ($140,000) for the 2006 Plan Year (as adjusted under Section 416(i)(1) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer having Annual Compensation of more than one hundred fifty thousand dollars ($150,000). For this purpose, “Annual Compensation” means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(e)	“Non-Key Employee” means an Employee or former Employee (or, where applicable, such person’s Beneficiary) who is not a Key Employee.

(f)	“Officer” means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this Article XII. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article XII, the maximum number of Officers that must be taken into consideration shall be determined as follows: (i) three (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or (iii) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term “Employer” shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and “Employee” shall include Leased Employees and exclude employees described in Section 414(q)(5) of the Code.

(g)	“One-Percent Owner” means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.

(h)	A “Permissive Aggregation Group” consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of
Northfield Savings Bank

Article XII —
Top-Heavy Plan Provisions
Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.
(i)	“Present Value of Accrued Benefits” shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy. The accrued benefit of any Employee shall be determined under the method used for accrual purposes for all plans of the Employer, or if no such method is described, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

(j)	“Related Rollover Contributions” means rollover contributions received by the Plan that are not initiated by the Employee nor made from another plan maintained by the Employer.

(k)	A “Required Aggregation Group” consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

(l)	A “Super Top-Heavy Plan” means a Plan in which, for any Plan Year:
(i)	the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

(ii)	the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or

(iii)	the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).
(m)	“Top-Heavy Earnings” means, for any year, compensation as defined under Section 414(q)(4) of the Code, up to a maximum of two hundred twenty thousand dollars ($220,000) for the 2006 Plan Year, adjusted in multiples of five thousand
Northfield Savings Bank

Article XII —
Top-Heavy Plan Provisions
dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.
(n)	A “Top-Heavy Plan” means a Plan in which, for any Plan Year:
(i)	the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

(ii)	the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

(iii)	the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).
(o)	“Top-Heavy Ratio” means:
(i)	if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.

(ii)	if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the Present Value of Accrued Benefits under the
Northfield Savings Bank

Article XII —
Top-Heavy Plan Provisions
aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (i) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.
(iii)	For purposes of (i) and (ii) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account balances and Present Value of Accrued Benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.
(p)	“Valuation Date”, for the purpose of computing the Top-Heavy Ratio (as defined under subsection (o)) under subsections (1) and (n) means the last date of the Plan Year.
For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term “Employer.”
12.3	Minimum Contributions

If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:
(a)	Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee an amount with respect to each Top-Heavy year which, when added to the amount of Special Contributions, Discretionary Employer Contributions and Forfeitures made on behalf of such Participant, shall
Northfield Savings Bank

Article XII —
Top-Heavy Plan Provisions
not be less than the lesser of: (i) three percent (3%) of such Participant’s Section 415 Compensation (as defined under Section 3.12(a)(vii) of the Plan and modified by Section 401(a)(17) of the Code), or (ii) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of the total of each Key Employee’s Matching Contributions, Before-Tax Contributions, Special Contributions, Discretionary Employer Contributions and Forfeitures, as a percentage of each such Key Employees’ Top-Heavy Earnings; provided, however, that in no event shall any contributions be made under this Section 12.3 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key Employee for whom the percentage of the total of Matching Contributions, Before-Tax Contributions, Special Contributions, Discretionary Employer Contributions and Forfeitures, is highest in such Top-Heavy year. Any such contribution shall be allocated to the Matching Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Matching Contribution. Any such contribution shall not be deemed to be a Matching Contribution for any other purpose.
(b)	Notwithstanding the foregoing, this Section 12.3 shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy. If such other plan does not provide for a minimum allocation or benefit requirement, a minimum of five percent (5%) of a Participant’s Section 415 Compensation, as defined in Section 12.3(a) above, shall be provided under this Plan.

(c)	For purposes of this Article XII, the following shall be considered as a contribution made by the Employer:
(i)	Qualified Nonelective Contributions;

(ii)	Matching Contributions made by the Employer on behalf of Key Employees;

(iii)	Before-Tax Contributions made by the Employer on behalf of Key Employees; and

(iv)	Discretionary Employer Contributions made by the Employer on behalf of Key Employees and Non-Key Employees.
(d)	Subject to the provisions of subsection (b), all Non-Key Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection (a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because
Northfield Savings Bank

Article XII —
Top-Heavy Plan Provisions
such Employee was excluded from participation or failed to accrue a benefit because (i) his Compensation is less than a stated amount, or (ii) he failed to make Before-Tax Contributions.
(e)	Employer contributions, if any, shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and this Section 12.3. The preceding sentence shall apply with respect to Matching Contributions or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer contributions that are used to satisfy the minimum contribution requirements shall be treated as Employer contributions for purposes of the Actual Contribution Percentage test and other requirements of Section 401(m) of the Code, if applicable.
12.4	Impact on Section 415 Maximum Benefits

If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(b), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4, if the minimum contribution satisfies Section 12.3(b) when seven and one-half percent (7-1/2%) is substituted for five percent (5%).

12.5	Vesting

If the Plan becomes a Top-Heavy Plan, then, notwithstanding Section 4.1(c), the Vested Percentage of a Participant who has at least one (1) Hour of Service with the Employer after the Plan becomes Top-Heavy shall be not less than the following Vested Percentage of his accrued benefit, determined in accordance with the following table:

Period of Service	Vested Percentage
Less than 1 year	0%
1 year but less than 2 years	20%
2 years but less than 3 years	40%
3 years but less than 4 years	60%
4 years but less than 5 years	80%
5 years or more	100%
For those Plan Years in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be determined in accordance with the provisions of Section 4.1(c).
Northfield Savings Bank

Article XIII —
Miscellaneous Provisions
ARTICLE XIII —
MISCELLANEOUS PROVISIONS
13.1	No Right to Continued Employment

Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.

13.2	Merger, Consolidation, or Transfer

The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

13.3	Nonalienation of Benefits

Except, to the extent of any offset of a Participant’s benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.

13.4	Missing Payee

Any other provision in the Plan or Trust Agreement to the contrary notwithstanding, if the Trustee is unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due (“Payee”) under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four (24) months after the date such payment first became due. However, such payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.
Northfield Savings Bank

Article XIII —
Miscellaneous Provisions
13.5	Affiliated Employers

All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.

13.6	Successor Employer

In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Trust Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.

13.7	Return of Employer Contributions

Any other provision of the Plan or Trust Agreement to the contrary notwithstanding, upon the Employer’s request, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.

Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of Section 403(c) of ERISA.

13.8	Adoption of Plan by Affiliated Employer

An Affiliated Employer of the Sponsoring Employer may adopt the Plan (and its related Trust Agreement). Upon such adoption, such Affiliated Employer shall become a Participating Affiliate in the Plan, which Plan shall be deemed a “single plan” within the meaning of Income Tax Regulations Section 1.414(1)-1(b)(1).

For purposes of Article IX, Employer shall mean only the Sponsoring Employer and each Participating Affiliate shall be deemed to accept and designate the Named Fiduciaries, Committee, Plan Administrator and voter of Trust Fund Units designated by the Sponsoring Employer to act on its behalf in accordance with the provisions of the Plan.
Northfield Savings Bank

Article XIII —
Miscellaneous Provisions
The Sponsoring Employer shall solely exercise for and on behalf of such Participating Affiliate the powers reserved to the Employer under Articles IX and XI. However, such Participating Affiliate may at anytime terminate its future participation in the Plan.

13.9	Construction of Language

Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.

13.10	Headings

The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

13.11	Governing Law

The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, except to the extent that such laws are preempted by the Federal laws of the United States of America.
Northfield Savings Bank

AMENDMENT NUMBER ONE
TO
NORTHFIELD SAVINGS BANK
EMPLOYEE SAVINGS PLAN
Pursuant to Section 11.1 of the Northfield Savings Bank Employee Savings Plan, As Amended And Restated Effective January 1, 2006 (“Plan”), the Plan is amended, effective as of January 1, 2007:
1. COVER PAGE – The name of the Plan on the Cover Page “Northfield Savings Bank Employee Savings Plan” shall be amended to read as “Northfield Bank Employee Savings Plan.”
2. INTRODUCTION – The Introduction shall be amended by adding the following as the eleventh paragraph and the former eleventh paragraph and all subsequent paragraphs shall follow accordingly:
Effective as of January 1, 2007, the Employer shall be known as Northfield Bank and the name of the Plan shall be changed to the Northfield Bank Employee Savings Plan.
3. ARTICLE I – Section 1.26, the definition of “Employer,” shall be amended by adding the following new sentence to the end thereof to read as follows:
Effective as of January 1, 2007, the Employer changed its name to Northfield Bank.
4. ARTICLE I – Section 1.53, the definition of “Plan,” shall be amended by adding the following new sentence to the end thereof to read as follows:
Effective as of January 1, 2007, Plan means the Northfield Bank Employee Savings Plan, as it may be amended from time to time.
5. ARTICLE I – Section 1.75, the definition of “Sponsoring Employer,” shall be amended by adding the following new sentence to the end thereof to read as follows:
Effective as of January 1, 2007, Sponsoring Employer means Northfield Bank or any successor organization which shall continue to maintain the Plan set forth herein.
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AMENDMENT NUMBER TWO
TO
NORTHFIELD BANK
EMPLOYEE SAVINGS PLAN
Pursuant to Section 11.1 of the Northfield Bank Employee Savings Plan, As Amended And Restated Effective January 1, 2006 (“Plan”), the Plan is amended, effective as of the Conversion Date, unless otherwise indicated:
1. INTRODUCTION — The Introduction shall be amended by adding the following as the twelfth paragraph to read as follows and all subsequent paragraphs shall follow accordingly:
Commencing on the Conversion Date, the Employer shall add an investment fund to the Plan consisting of common stock of Northfield Bancorp, Inc.
2. ARTICLE I — Article I shall be amended by adding the following new definition as Section 1.15, the former Section 1.15, all subsequent sections of Article I and any cross references thereto shall be renumbered accordingly:
1.15	Company means, commencing on the Conversion Date, Northfield Bancorp, Inc., the holding company of the Employer, or any successor organization.
3. ARTICLE I — Article I shall be amended by adding the following new definition as Section 1.19, the former Section 1.19, all subsequent sections and any cross references thereto shall be renumbered accordingly:
1.19	Conversion Date means the date on which the Company completes its stock offering.
4. ARTICLE I — Article I shall be amended by adding the following new definitions as Sections 1.48 and 1.49, the former Sections 1.48 and 1.49, all subsequent sections and any cross references thereto shall be renumbered accordingly:
1.48	Northfield Bancorp, Inc. Stock means the common stock of the Company.

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1.49	Northfield Bancorp, Inc. Stock Fund means, commencing on the Conversion Date, the Investment Fund established for the purpose of maintaining assets consisting of Northfield Bancorp, Inc. Stock.
5. ARTICLE III – Effective July 9, 2007, Section 3.4(a) shall be amended in its entirety to read as follows:
(a)	The Employer shall make contributions on behalf of each Participant in an amount that matches the following percentage of such Participant’s Elective Contributions up to a maximum of six percent (6%) of his Compensation:
(i)	With respect to such contributions made prior to July 9, 2007:

Percentage Match of Elective
Months of Deferrals	Contributions
Less than 36 months of deferral	50%
36 or more months of deferral	100%
(ii)	With respect to such contributions made on and after July 9, 2007:

Percentage Match of Elective
Months of Deferrals	Contributions
Less than 36 months of deferral	25%
36 or more months of deferral	50%
For purposes of this Section 3.4, a “Month of Deferral” means any month in which (A) a Participant has a Compensation Reduction Agreement and (B) commencing on the Plan Merger Date, an Employee who was a participant in the Former Liberty Bank 401(k) Savings Plan had a compensation reduction agreement, in effect during any portion of such month.
6. ARTICLE IV – The fourth paragraph of Section 4.2 shall be amended by adding the words “in cash or cash equivalents” immediately following the words “the full amount of his distribution” wherever such words appears.
7. ARTICLE V — The title of Article V shall be amended to read as follows and the Table of Contents shall be revised accordingly:
TRUST FUND, INVESTMENT FUNDS AND COMMENCING ON THE CONVERSION DATE, VOTING RIGHTS

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8. ARTICLE V – The first sentence of the second paragraph of Section 5.3 shall be amended in its entirety to read as follows:
Upon receipt by the Trustee of Before-Tax Contributions, Roth Contributions, if implemented, upon approval by the Employer, Matching Contributions, and, if applicable, Rollover Contributions, Special Contributions and Discretionary Employer Contributions, such contributions shall be applied to purchase Trust Fund Units, including, commencing on the Conversion Date, Trust Fund Units of the Northfield Bancorp, Inc. Stock Fund for such Employee’s Account, using the value of such Trust Fund Units as of the close of business on the date received.
9. ARTICLE V — Article V shall be further amended by adding the following new sections as Sections 5.4, 5.5, 5.6 and 5.7 and the Table of Contents shall be revised accordingly:
5.4	Voting Rights

Each Participant with Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to shares held in such Investment Fund, provided that such person had Trust Fund Units in such Fund as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the date of the meeting of holders of shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the manner in which such voting rights shall be exercised. As to each matter in which the holders of shares are entitled to vote:
(a)	a number of affirmative votes shall be cast equal to the product of:
(i)	the total number of shares held in the Northfield Bancorp, Inc. Stock Fund as of the applicable record date; and

(ii)	a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund of all persons directing that an affirmative or negative vote be cast; and

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(b)	a number of negative votes shall be cast equal to the product of:
(i)	the total number of shares held in the Northfield Bancorp, Inc. Stock Fund as of the applicable record date; and

(ii)	a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund of all persons directing that a negative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund of all persons directing that an affirmative or negative vote be cast.
The Committee shall furnish, or cause to be furnished, to each person with Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of the shares or by any proxy solicitor, to the holders of shares.

5.5	Tender Offers and Other Offers

Each Participant with Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund shall have the right to participate confidentially in the response to a tender offer, or any other offer, made to the holders of shares generally, to purchase, exchange, redeem or otherwise transfer shares; provided that such person has Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the last day for delivering shares or otherwise responding to such tender or other offer, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the number of shares to be delivered. On the last day for delivering shares or otherwise responding to such tender or other offer, a number of shares equal to the product of:
(a)	the total number of shares held in the Northfield Bancorp, Inc. Stock Fund; and

(b)	a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund of all persons directing that

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shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund of all persons directing that shares be delivered or that the delivery of shares be withheld;
shall be delivered in response to such tender or other offer. Delivery of the remaining shares then held in the Northfield Bancorp, Inc. Stock Fund shall be withheld. The Committee shall furnish, or cause to be furnished, to each person whose Account is invested in whole or in part in the Northfield Bancorp, Inc. Stock Fund, all information concerning such tender offer furnished by the issuer of shares, or information furnished by or on behalf of the person making the tender or such other offer.

5.6	Dissenters’ Rights

Each person with an interest in the Northfield Bancorp, Inc. Stock Fund on the applicable record date shall have the right to participate in the decision as to whether to exercise the dissenters’ rights appurtenant to shares held in the Northfield Bancorp, Inc. Stock Fund by completing and filing a written direction with the Trustee on a timely basis. The Trustee will exercise dissenters’ rights with respect to the shares credited to the Participant’s Accounts as to which the Trustee has received such instructions. Dissenters’ rights shall not be exercised with respect to the remaining shares held in the Northfield Bancorp, Inc. Stock Fund.

5.7	Power to Invest in Company Securities

The Committee may direct the Trustee to acquire or hold any security issued by the Company and to invest that portion of the assets of the Trust Fund in such securities.
10. ARTICLE VI – The first sentence of Section 6.4(a) shall be amended in its entirety to read as follows:
An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of Section 3.11, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Trust Fund Units in any one or more of the Investment Funds, and commencing on the Conversion Date, to the purchase of Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund.
11. ARTICLE VI -Article VI shall be amended by adding the following as Section 6.5 to read as follows and the Table of Contents shall be revised accordingly:

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6.5	Restrictions on Investments in the Northfield Bancorp, Inc. Stock Fund for Certain Participants

Notwithstanding anything in the Plan to the contrary, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended: (a) may direct that his Accounts be transferred into or out of the Northfield Bancorp, Inc. Stock Fund, subject to the provisions of Sections 6.3 and 6.4, only once during each quarter, during the period beginning on the third (3rd) business day following the date of release of the quarterly and annual statements of sales and earnings by the issuer of the shares, and ending on the twelfth (12th) business day following such date, and (b) may not make a transfer in accordance with the provisions of Sections 6.3 and 6.4 within six (6) months of the next preceding transfer into or out of the Northfield Bancorp, Inc. Stock Fund. In addition, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, who elects to receive a distribution of shares from his Northfield Bancorp, Inc. Stock Fund under the Plan in accordance with Section 7.13 thereof, including withdrawals under Sections 7.3 and 7.4 and loans under Article VIII, or who substantially decreases his rate of Elective Contributions pursuant to Section 3.3 with respect to the amounts to be invested in the Employer Stock Fund, or his investment direction with respect to the Northfield Bancorp, Inc. Stock Fund pursuant to Section 6.2, must either (i) in the case of a distribution, hold such shares for a period of six (6) months commencing with the date of distribution, or (ii) refrain from directing the purchase of additional Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund for a period of six (6) months beginning with the date of a decrease in rate or a change in investment direction. However, unless otherwise required by rules and regulations of the Securities and Exchange Commission, the restrictions under this Section 6.5 shall not apply to distributions of shares made in connection with a Participant’s death, Disability, termination of employment or reaching his Retirement Date; pursuant to a qualified domestic relations order described under Section 414(p) of the Code; as a result of the minimum distribution requirements described under Section 401(a)(9) of the Code; or as a result of the limitations described under Sections 401(k), 401(m), 402(g) and 415 of the Code.
12. ARTICLE VII — Section 7.1 shall be amended by adding the following as Section 7.1(i) to read as follows:
(i)	Distributions from the Northfield Bancorp, Inc. Stock Fund under this Article VII, shall be made in accordance with Section 7.13 hereunder.
13. ARTICLE VII — Section 7.3(b) shall be amended in its entirety to read as follows:
(b)	Withdrawals under this Section 7.3 shall be made in the following order of priority:

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(i)	by the redemption of Trust Fund Units from each of the Participant’s Accounts in the order set forth in Section 7.3(a), on a pro rata basis from the Investment Funds, other than the Northfield Bancorp, Inc. Stock Fund, as were selected by the Participant pursuant to Article VI; and

(ii)	if selected by the Participant pursuant to Article VI, by the redemption of Trust Fund Units invested in the Northfield Bancorp, Inc. Stock Fund from each of the Participant’s Accounts in the order set forth in Section 7.3(a).
14. ARTICLE VII — Section 7.3 shall be amended by adding the following as Section 7.3(c) to read as follows:
(c)	Any withdrawals under this Section 7.3 shall be subject to the restrictions of Section 6.5.
15. ARTICLE VII — Section 7.4(f) shall be amended in its entirety to read as follows:
(f)	Distributions under this Section 7.4 shall be made in the following order of priority:
(i)	by the redemption of Trust Fund Units from each of the Participant’s Accounts in the order set forth in Section 7.4(e), on a pro rata basis from the Investment Funds, other than the Northfield Bancorp, Inc. Stock Fund, as were selected by the Participant pursuant to Article VI; and

(ii)	if selected by the Participant pursuant to Article VI, by the redemption of Trust Fund Units invested in the Northfield Bancorp, Inc. Stock Fund from each of the Participant’s Accounts in the order set forth in Section 7.4(e).
16. ARTICLE VII — Section 7.4 shall be amended by adding the following as Section 7.4(h) to read as follows:
(h)	Any withdrawals under this Section 7.4 shall be subject to the restrictions of Section 6.5.
17. ARTICLE VII — Section 7.5(I) shall be amended by adding the following as Section 7.5(I)(g) to read as follows and the former 7.5(I)(g) and any cross references thereto shall be revised accordingly:
(g)	An Employee’s vested interest in the Net Value of his Prior Pension Plan Contribution Account in the Northfield Bancorp, Inc. Stock Fund shall be

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distributed to the Employee, in accordance with the provisions of Sections 7.5(I) and 7.6(I), by the Trustee as soon as administratively possible following the date the Employer is informed by the Trustee of the Employee’s vested interest in such Account in the Northfield Bancorp, Inc. Stock Fund. The distribution shall be made in accordance with Section 7.13 and the terms and provisions of the Trust Agreement.
18. ARTICLE VII — Section 7.5(II) shall be amended by adding the following as Section 7.5(II)(d) to read as follows and the former 7.5(II)(d), all subsequent sections of Section 7.5(II) and any cross references thereto shall be revised accordingly:
(d)	An Employee’s vested interest in the Net Value of his Accounts, other than his Prior Pension Plan Contribution Account, in the Northfield Bancorp, Inc. Stock Fund shall be distributed to the Employee, in accordance with the provisions of Sections 7.5(II) and 7.6(II), by the Trustee as soon as administratively possible following the date the Employer is informed by the Trustee of the Employee’s vested interest in such Account in the Northfield Bancorp, Inc. Stock Fund. The distribution shall be made in accordance with Section 7.13 and the terms and provisions of the Trust Agreement.
19. ARTICLE VII — Article VII shall be amended by adding the following as Section 7.13 to read as follows and the Table of Contents shall be revised accordingly:
7.13	Manner of Payment of Distributions from the Northfield Bancorp, Inc. Stock Fund

Distributions from the Northfield Bancorp, Inc. Stock Fund shall be made to Participants and Beneficiaries wholly or partially in shares or in cash, subject to such terms and conditions as may be established from time to time by the Committee. If the Participant or Beneficiary elects that such distributions may be made wholly or partially in shares, the maximum number of shares to be distributed shall be equal to the number of whole shares that could be purchased on the date of distribution based on the fair market value of shares determined as of the date of payment and on the fair market value of the Participant’s Trust Fund Units in the Northfield Bancorp, Inc. Stock Fund on the valuation date preceding the distribution. An amount of money equal to any remaining amount of the payment that is less than the fair market value of a whole share shall be distributed in cash. For purposes of this Section 7.13, the fair market value of a share shall be determined on a uniform and nondiscriminatory basis in such manner as the Trustee may, in its discretion, prescribe.
20. ARTICLE VIII – The second sentence of Section 8.4(b) shall be amended in its entirety to read as follows:

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Distributions from each of the foregoing Accounts shall be made in the following order of priority:
(A)	by the redemption of Trust Fund Units from each of the Borrower’s Accounts in the order set forth above, on a pro rata basis from the Investment Funds, other than the Northfield Bancorp, Inc. Stock Fund, as were selected by the Borrower pursuant to Article VI; and

(B)	if selected by the Borrower pursuant to Article VI, by the redemption of Trust Fund Units invested in the Northfield Bancorp, Inc. Stock Fund from each of the Borrower’s Accounts invested in such Northfield Bancorp, Inc. Stock Fund, in the order set forth above.
21. ARTICLE VIII — Section 8.4 shall be amended by adding the following as Section 8.4(g) to read as follows:
(g)	Any loans under this Article VIII shall be subject to the restrictions of Section 6.5.

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